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FRANKLIN FLEX CAP GROWTH FUND

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Meeting of Shareholders of the Franklin Flex Cap Growth Fund (the “Flex Cap Fund”) scheduled for August 5, 2016, at 2:00 p.m., Pacific time.  These materials discuss a proposal to be voted on at the meeting and contain a Notice of Special Meeting of Shareholders, a Prospectus/Proxy Statement, and a proxy card.  A proxy card is, in essence, a ballot.  When you complete a proxy card, it tells us how you wish the individuals named on your proxy card to vote on important issues relating to the Flex Cap Fund.  If you complete, sign and return a proxy card, we’ll vote your proxy exactly as you tell us.  If you simply sign and return a proxy card without indicating how your shares are to be voted, we’ll vote your proxy FOR the proposal, which is in accordance with the Board of Trustees’ recommendation on page 8 of the Prospectus/Proxy Statement.

We urge you to review carefully the proposal in the Prospectus/Proxy Statement.  Then, fill out the proxy card and return it to us so that we know how you would like to vote.  When shareholders return their proxy cards promptly, additional costs of having to conduct additional solicitation or mailings may be avoided.

PLEASE COMPLETE, SIGN AND RETURN the proxy card you receive.

We welcome your comments.  If you have any questions, call Fund Information at:

(800) DIAL BEN® or (800) 342-5236.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or, if eligible, through the Internet, 24 hours a day.  If your account is eligible to vote through the Internet, separate instructions are enclosed.

FRANKLIN FLEX CAP GROWTH FUND

One Franklin Parkway

San Mateo, California 94403-1906

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on August 5, 2016

To the Shareholders of the Franklin Flex Cap Growth Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Franklin Flex Cap Growth Fund (the “Flex Cap Fund”), a series of Franklin Strategic Series (the “Trust”), will be held at the offices of the Trust, One Franklin Parkway, San Mateo, California 94403-1906, on August 5, 2016, at 2:00 p.m., Pacific time.  The Meeting is being called for the following purposes:

1.          To approve a Plan of Reorganization (the “Plan”) between the Flex Cap Fund and the Franklin Growth Opportunities Fund (the “Opportunities Fund”), another series of the Trust, that provides for:  (i) the acquisition of substantially all of the assets of the Flex Cap Fund by the Opportunities Fund in exchange solely for shares of the Opportunities Fund, (ii) the distribution of such shares to the shareholders of the Flex Cap Fund, and (iii) the complete liquidation and dissolution of the Flex Cap Fund.

2.          To transact such other business as may properly come before the Meeting.

A copy of the form of the Plan, which more completely sets forth the transaction proposed for the Flex Cap Fund, is attached as Exhibit A to the Prospectus/Proxy Statement.

Shareholders of record as of the close of business on April 25, 2016, are entitled to notice of, and to vote at, the Meeting and any adjournment of the Meeting.

By Order of the Board of Trustees of the Trust,

Karen L. Skidmore

Secretary

May 27, 2016

You are invited to attend the Meeting, but if you cannot do so, the Board of Trustees of the Trust urges you to complete, date, sign, and return the enclosed proxy card in the enclosed postage-paid return envelope.  It is important that you return your signed proxy card promptly so that a quorum may be ensured at the Meeting.  You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy card, by giving written notice of revocation to the Flex Cap Fund at any time before the proxy is exercised, or by voting in person at the Meeting.  You also may be able to vote by touch-tone telephone by calling the telephone number printed on your proxy card and following the recorded instructions.  In addition, if your account is eligible, you also may vote through the Internet by visiting the website printed on your proxy card and following the online instructions.

Prospectus/Proxy Statement

When reading this Prospectus/Proxy Statement, you will notice that certain terms are capitalized.  The more significant of those capitalized terms are explained in our glossary section at the back of the Prospectus/Proxy Statement.

TABLE OF CONTENTS

Page

Cover Page                                                                                                                               Cover

SUMMARY

What am I being asked to vote upon?

What will happen if shareholders approve the Plan?

How will the Transaction affect me?

What are the federal income tax consequences of the Transaction?

How do the distribution and purchase procedures of the Funds compare?

How do the redemption procedures and exchange privileges of the Funds compare?

What is the anticipated timing of the Transaction?

What happens if the Transaction is not approved?

How will shareholder voting be handled?

What is the Board’s recommendation regarding the proposal?

COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment goals, strategies, and policies of the Funds?

How do the principal investment risks of the Funds compare?

What are the distribution and purchase procedures of the Funds?

What are the redemption procedures and exchange privileges of the Funds?

Who manages the Funds?

What are the Funds’ investment management fees?

What are the fees and expenses of each Fund and what might they be after the Transaction?

How do the performance records of the Funds compare?

Where can I find more financial and performance information about the Funds?

What are other key features of the Funds?

REASONS FOR THE TRANSACTION

INFORMATION ABOUT THE TRANSACTION

How will the Transaction be carried out?

Who will pay the expenses of the Transaction?

What should I know about the Opportunities Fund Shares?

What are the capitalizations of the Funds and what might the Opportunities Fund’s capitalization be after the Transaction?

COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS

How do the investment goals, strategies, policies and risks of the Funds compare?

How do the fundamental investment policies of the Funds differ?

What are the principal risk factors associated with investments in the Funds?

FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION

INFORMATION ABOUT THE FUNDS

FURTHER INFORMATION ABOUT THE FUNDS

VOTING INFORMATION

How many votes are necessary to approve the Plan?

How do I ensure my vote is accurately recorded?

May I revoke my proxy?

What other matters will be voted upon at the Meeting?

Who is entitled to vote?

How will proxies be solicited?

Are there dissenters’ rights?

PRINCIPAL HOLDERS OF SHARES

SHAREHOLDER PROPOSALS

ADJOURNMENT

GLOSSARY

EXHIBITS TO THE PROSPECTUS/PROXY STATEMENT

A.     Form of Plan of Reorganization

B.     Financial Highlights of the Flex Cap Fund and Opportunities Fund

C.     Principal Holders of Securities

D.     Prospectus of the Opportunities Fund – Class A, Class C, Class R, Class R6 and Advisor Class, dated September 1, 2015, as amended and supplemented to date (enclosed)

ii

PROSPECTUS/PROXY STATEMENT

Dated May 27, 2016

Acquisition of Substantially All of the Assets of

FRANKLIN FLEX CAP GROWTH FUND

By and in Exchange for Shares of

FRANKLIN GROWTH OPPORTUNITIES FUND

(each a series of Franklin Strategic Series) (the “Trust”)

This Prospectus/Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the “Meeting”) of the Franklin Flex Cap Growth Fund (the “Flex Cap Fund”).  At the Meeting, shareholders of the Flex Cap Fund will be asked to approve a Plan of Reorganization (the “Plan”).  If the Flex Cap Fund shareholders vote to approve the Plan, substantially all of the assets of the Flex Cap Fund will be acquired by the Franklin Growth Opportunities Fund (the “Opportunities Fund”) in exchange for Class A, Class C, Class R, Class R6 and Advisor Class shares of the Opportunities Fund.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

The Meeting will be held at the principal offices of the Trust, One Franklin Parkway, San Mateo, California 94403-1906, on August 5, 2016, at 2:00 p.m., Pacific time.  You can reach the offices of the Trust by calling (800) 342-5236.  The Board of Trustees of the Trust (the “Board”) is soliciting these proxies.  This Prospectus/Proxy Statement will first be sent to shareholders on or about May 31, 2016.

If the Flex Cap Fund shareholders vote to approve the Plan, you will receive Class A, Class C, Class R, Class R6 and/or Advisor Class shares of the Opportunities Fund of equivalent aggregate net asset value (“NAV”) to your investment in the corresponding class of shares of the Flex Cap Fund.  The Flex Cap Fund will then be liquidated and dissolved.

The Flex Cap Fund and the Opportunities Fund (each, a “Fund” and, collectively, the “Funds”) have identical investment goals, and similar principal investment strategies and principal investment risks, although there are some differences, which are discussed in more detail below.  Each Fund’s investment goal is capital appreciation.

This Prospectus/Proxy Statement includes information about the Plan and the Opportunities Fund that you should know before voting on the Plan, which, if approved, could result in your investment in the Opportunities Fund.  You should retain this Prospectus/Proxy Statement for future reference.  Additional information about the Flex Cap Fund, the Opportunities Fund and the proposed transaction has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be found in the following documents:

•      The Prospectus of the Trust, dated September 1, 2015, that includes the Flex Cap Fund – Class A, Class C, Class R, Class R6 and Advisor Class shares, and the Opportunities Fund – Class A, Class C, Class R, Class R6 and Advisor Class shares, as supplemented to date (the “Fund Prospectus”), which is enclosed herewith, incorporated herein by reference and considered a part of this Prospectus/Proxy Statement.

•      A Statement of Additional Information (“SAI”), dated May 27, 2016, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated herein by reference and considered a part of this Prospectus/Proxy Statement.

You may request a free copy of the SAI relating to this Prospectus/Proxy Statement or the Fund Prospectus without charge by calling (800) DIAL-BEN or by writing to Franklin Templeton Investments at One Franklin Parkway, San Mateo, CA 94403-1906.

SUMMARY

This is only a summary of certain information contained in this Prospectus/Proxy Statement.  You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the form of the Plan (attached as Exhibit A) and the Fund Prospectus (enclosed).

What am I being asked to vote upon?

Shareholders of the Flex Cap Fund are being asked to approve the Plan, which provides for:  (1) the acquisition of substantially all of the assets of the Flex Cap Fund by the Opportunities Fund in exchange solely for shares of the Opportunities Fund; (2) the distribution of such shares to the shareholders of the Flex Cap Fund; and (3) the complete liquidation and dissolution of the Flex Cap Fund.

What will happen if shareholders approve the Plan?

If the Flex Cap Fund’s shareholders vote to approve the Plan, then shareholders of the Flex Cap Fund will become shareholders of the Opportunities Fund on or about August 26, 2016 and will no longer be shareholders of the Flex Cap Fund.  Shareholders of the Flex Cap Fund will receive Class A, Class C, Class R, Class R6 and Advisor Class shares of the Opportunities Fund (“Opportunities Fund Shares”) with an aggregate NAV equivalent to their investment in the corresponding class of shares of the Flex Cap Fund.

In particular, the Plan provides that:  (1) substantially all of the assets of the Flex Cap Fund will be acquired by the Opportunities Fund in exchange for Opportunities Fund Shares; and (2) the Opportunities Fund Shares received by the Flex Cap Fund in the exchange will then be distributed to shareholders of the corresponding class of shares of the Flex Cap Fund.  Because the Funds have different NAVs per share, the number of Opportunities Fund Shares that you receive will likely be different than the number of shares of the Flex Cap Fund that you own, but the total value of your investment will be the same immediately before and after the exchange.  After the Opportunities Fund Shares are distributed to the Flex Cap Fund’s shareholders, the Flex Cap Fund will be completely liquidated and dissolved.  (The proposed transaction is referred to in this Prospectus/Proxy Statement as the “Transaction.”)

For more information concerning the similarities regarding share purchase, redemption and exchange procedures of the Flex Cap Fund and the Opportunities Fund, please see “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS – What are the distribution and purchase procedures of the Funds?” and “– What are the redemption procedures and exchange privileges of the Funds?”

How will the Transaction affect me?

If the Transaction is completed, you will cease to be a shareholder of the Flex Cap Fund and become a shareholder of the Opportunities Fund.  Summarized below are some of the considerations for deciding whether to approve the Plan:

Investment Goals, Strategies, Policies and Risks.  Both Funds have a fundamental investment goal of capital appreciation.

Both Funds seek to achieve their investment goal by focusing their investments on common stocks of companies with growth characteristics.  Under normal market conditions, the Flex Cap Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation, and the Opportunities Fund invests predominantly in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy.

The Flex Cap Fund has the flexibility to invest in companies located, headquartered, or operating inside and outside the United States, across the entire market capitalization spectrum – from small, emerging growth companies to well-established, large-cap companies.  At times, a significant to substantial portion of the Flex Cap Fund’s investments may be in smaller and mid-size companies.  The Opportunities Fund may invest a significant portion of its assets in smaller and midsize companies, and may invest a small portion of its assets in foreign securities.  As of December 31, 2015, the Flex Cap Fund had a larger portion of its assets (approximately 38%) invested in smaller and mid-size companies than the Opportunities Fund (approximately 26%).  Although the Flex Cap Fund has the flexibility to invest in foreign securities to a greater degree than the Opportunities Fund, less than 5% of each Fund’s assets were invested in foreign securities as of December 31, 2015.

Both Funds may have significant positions in particular sectors, such as technology and healthcare.   For example, as of December 31, 2015, the Funds had over 10% of their respective net assets invested in the following sectors:

	Flex Cap Fund	Opportunities Fund
Information Technology	38.12%	32.10%
Healthcare	18.92%	19.95%
Consumer Discretionary	17.98%	16.77%

When suitable opportunities are available, the Flex Cap Fund may invest in initial public offerings (“IPOs”) of securities.  Although not as a principal investment strategy, the Opportunities Fund has adopted a non-fundamental investment policy that similarly permits investments in IPOs of securities.

For both Funds, Franklin Advisers, Inc.  (“FAV” or the “Investment Manager”) serves as investment manager and uses fundamental, “bottom-up” research to seek companies meeting its criteria of growth potential, quality and valuation.

Both Funds disclose management, market, growth-style investing, smaller and midsize companies, focus, management and foreign securities risks as principal investment risks.  The Flex Cap Fund also discloses illiquid securities risk as a principal investment risk.  However, as of December 31, 2015, less than 1% of the Flex Cap Fund’s total net assets were invested in illiquid securities.  In addition, although both Funds may invest in IPOs, as noted above, the Flex Cap Fund, and not the Opportunities Fund, discloses IPO risk as a principal investment risk because the Flex Cap Fund historically has invested in IPOs of securities to a greater degree than the Opportunities Fund.

For a more complete discussion, see the sections below titled: “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ Are there any significant differences between the investment goals, strategies, and policies of the Funds?” and “– How do the principal investment risks of the Funds compare?” and “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS – How do the fundamental investment policies of the Funds differ?” and “– What are the principal investment risks associated with investments in the Funds?”  For additional information regarding the terms used in this section, see the glossary at the back of the Prospectus/Proxy Statement.

Investment Manager and Fund Management Teams.  The Flex Cap Fund and the Opportunities Fund have the same investment manager, FAV, but different portfolio managers.  After the Transaction, FAV and the portfolio managers of the Opportunities Fund are expected to continue to manage the Opportunities Fund in their current capacities.  The portfolio managers of the Flex Cap Fund will not become portfolio managers of the Opportunities Fund after the Transaction.  For additional information regarding FAV and the Funds’ management teams, see “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS – Who manages the Funds?”

Asset Allocations and Significant Portfolio Overlap.  Both Funds are classified in the Large Cap Growth category by Morningstar, and as of December 31, 2015, at least 82% of each Fund’s assets were invested in growth-style equity securities, and approximately 56% of the Flex Cap Fund’s assets and 67% of the Opportunities Fund’s assets were invested in equity securities of large- and giant-capitalization companies.  As of such date, the Funds had similar allocations to midsize companies, with securities of such companies representing approximately 30% of the Flex Cap Fund’s portfolio and 22% of the Opportunities Fund’s portfolio, and the Funds had 37 holdings in common, representing approximately 64% of the Flex Cap Fund’s portfolio value and approximately 66% of the Opportunities Fund’s portfolio value.

Better Relative Past Performance.  As shown in the table below, the Opportunities Fund has outperformed the Flex Cap Fund on a total return basis for the one-, five-, and ten-year periods ended March 31, 2016. The average annual total return figures for Class A shares (without sales charges) at NAV, as of March 31, 2016, are shown below.

Average Annual Total Return (at NAV)	Flex Cap Fund Class A	Opportunities Fund Class A
1 Year	-7.86%	-6.48%
5 Years	7.18%	8.73%
10 Years	5.55%	6.94%

More detailed performance information (including the performance of the Funds’ other share classes) is included below under the section “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS – How do the performance records of the Funds compare?”  Because all share classes are invested in the same portfolio of securities, performance for other share classes differs only to the extent that the classes do not have the same expenses.

Fund Expenses and Investment Management Fees.  The following table compares the annualized net expense ratio for each class of shares of the Opportunities Fund with those of the corresponding class of shares of the Flex Cap Fund, based on their fiscal years ended April 30, 2015.

ANNUAL FUND OPERATING EXPENSES1

Share Class	Flex Cap Fund	Opportunities Fund
Class A	0.94%	1.13%[2]
Class C	1.69%	1.88%
Class R	1.19%	1.38%
Class R6	0.48%	0.68%
Advisor Class	0.69%	0.88%

1   Expense ratios reflect annual fund operating expenses as of the fiscal year ended April 30, 2015 for each Fund (as reflected in each Fund’s current prospectus).

2   The expense ratio of 1.13% reflects a reduction in the maximum annual distribution and service (12b-1) fee rate from 0.30% to 0.25% set by the Board for the Opportunities Fund’s Class A shares effective August 1, 2015, and therefore differs from the ratio of expenses to average net assets shown in the Financial Highlights for the Opportunities Fund’s fiscal year ended April 30, 2015.

The annual operating expense ratio for each share class of the Opportunities Fund is higher than the annual operating expense ratio for each corresponding share class of the Flex Cap Fund due to the Opportunities Fund’s higher contractual investment management fee rate (0.65% for the Opportunities Fund and 0.46% for the Flex Cap Fund as of the fiscal year ended April 30, 2015 for each Fund).  However, if the Transaction is consummated, and assuming no material loss of assets as a result of the Transaction, the aggregated assets of the combined Opportunities Fund would reach a lower breakpoint in its investment management fee schedule, resulting in an effective management fee rate and annual operating expense ratio that would be approximately 8 basis points (0.08%) higher than the Flex Cap Fund’s current effective management fee rate and annual operating expense ratio, respectively.

In an effort to mitigate any impact of the Transaction on existing shareholders of the Flex Cap Fund, the Investment Manager has agreed to contractually cap the investment management fees of the combined Opportunities Fund, for a period of one year following the closing of the Transaction, at 0.45% of the Opportunities Fund’s net assets, which was the Flex Cap Fund’s effective investment management fee rate for its fiscal year ended April 30, 2016 (the “One-Year Waiver”).  As a result, the One‑Year Waiver is expected to reduce the total annual fund operating expense ratio of each share class of the Opportunities Fund so that it equals the total annual fund operating expense ratio of the corresponding share class of the Flex Cap Fund.

For a more detailed comparison of the Funds’ fees and expenses, see the sections below captioned “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the Funds’ investment management fees?” and “– What are the fees and expenses of each of the Funds and what might they be after the Transaction?”

Costs of the Transaction.  Each Fund will pay 25% of the expenses of the Transaction, including proxy solicitation costs.  FAV will pay the remaining 50% of such expenses.  The Board and Fund management believed that a partial allocation of Transaction expenses to each Fund was appropriate since the Transaction is expected to be beneficial to each Fund and its shareholders.  For a more detailed discussion of the considerations of the Board, see the section below titled “REASONS FOR THE TRANSACTION.”  The total amount of the expenses for the Transaction is estimated to be approximately $797,000 (or approximately $199,250 to be paid by each Fund), not including commissions that would be incurred during the sale of a portion of the Target Fund’s assets as part of a portfolio repositioning and separate from normal portfolio turnover.  The expenses associated with the Reorganization will be allocated in the foregoing manner whether or not the Reorganization is consummated.

What are the federal income tax consequences of the Transaction?

The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes, and the delivery of a legal opinion to that effect is a condition of closing the Transaction, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position.  Being a tax-free reorganization means that, subject to the limited exceptions described below under the heading “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION,” the shareholders of the Flex Cap Fund will recognize no income, gain or loss for federal income tax purposes upon the exchange of all of their shares in the Flex Cap Fund for shares in the Opportunities Fund.  Shareholders should consult their tax adviser about state and local tax consequences of the Transaction, if any, because the information about tax consequences in this Prospectus/Proxy Statement relates only to the federal income tax consequences of the Transaction.  For more information, please see the section titled “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION.”

How do the distribution and purchase procedures of the Funds compare?

Shares of the Flex Cap Fund and the Opportunities Fund are sold on a continuous basis by Franklin Templeton Distributors, Inc. (“Distributors”).  Distribution and purchase procedures are the same for each Fund.

For a more complete discussion, see the section below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the distribution and purchase procedures of the Funds?”

How do the redemption procedures and exchange privileges of the Funds compare?

The Funds have the same redemption procedures and exchange privileges.

For a more complete discussion, see the section below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the redemption procedures and exchange privileges of the Funds?”

What is the anticipated timing of the Transaction?

The Meeting is scheduled to occur on August 5, 2016.  If all necessary approvals are obtained, the Transaction will likely be completed on or about August 26, 2016.

What happens if the Transaction is not approved?

If the Transaction is not approved by the Flex Cap Fund’s shareholders or does not close for any reason, such shareholders will remain shareholders of the Flex Cap Fund, and the Flex Cap Fund will continue to operate.  The Board then will consider such other actions as it deems necessary or appropriate, including possible liquidation, for the Flex Cap Fund.

How will shareholder voting be handled?

Shareholders who own shares of the Flex Cap Fund at the close of business on April 25, 2016 (the “Record Date”), will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a proportionate fractional vote for each fractional share that they hold.  Approval of the Transaction by the Flex Cap Fund requires the affirmative vote of the lesser of:  (i) a majority of the outstanding shares of the Flex Cap Fund or (ii) 67% or more of the outstanding shares of the Flex Cap Fund present at or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of the Flex Cap Fund are present or represented by proxy (“1940 Act Majority Vote”).  Boston Financial Data Services has been retained by the Flex Cap Fund to collect and tabulate shareholder votes.

Please vote by proxy as soon as you receive this Prospectus/Proxy Statement.  You may place your vote by completing, signing, and mailing the enclosed proxy card, by calling the number on the enclosed proxy card, or via the Internet by following the on‑line instructions if your account is eligible.  If you vote by any of these methods, the persons appointed as proxies will officially cast your votes on your behalf at the Meeting.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting.  You may also attend the Meeting and cast your vote in person at the Meeting.  For more details about shareholder voting, see the “VOTING INFORMATION” section of this Prospectus/Proxy Statement.

What is the Board’s recommendation regarding the proposal?

The Board recommends that you vote FOR the Plan.  At a meeting held on February 23, 2016, the Board considered the proposal to reorganize the Flex Cap Fund with and into the Opportunities Fund, unanimously approved the Plan, and voted to recommend that shareholders of the Flex Cap Fund vote to approve the Plan.  For the reasons set forth in the “REASONS FOR THE TRANSACTION” section of this Prospectus/Proxy Statement, the Board, including the Independent Trustees, has determined that participation in the Transaction is in the best interests of the Flex Cap Fund.  The Board also concluded that no dilution in value would result to the shareholders of the Flex Cap Fund as a result of the Transaction.

THE BOARD, ON BEHALF OF THE FLEX CAP FUND, RECOMMENDS THAT YOU VOTE TO APPROVE THE PLAN.

COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment goals, strategies, and policies of the Funds?

The Flex Cap Fund and the Opportunities Fund have identical investment goals, and similar principal investment strategies and principal investment risks, but there are some differences.

Investment Goals.  The investment goal of both Funds is capital appreciation.

Principal Investment Strategies.  Both Funds focus their investments on common stocks of companies with growth characteristics.  Under normal market conditions, the Flex Cap Fund invests predominantly in equity securities (predominantly common stock) of companies that FAV believes have the potential for capital appreciation, and the Opportunities Fund invests predominantly in equity securities (primarily to predominantly common stock) of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy.

The Flex Cap Fund has the flexibility to invest in companies located, headquartered, or operating inside and outside the United States, across the entire market capitalization spectrum – from small, emerging growth companies to well-established, large-cap companies.  At times, a significant to substantial portion of the Flex Cap Fund’s investments may be in smaller and mid-size companies.  The Opportunities Fund may invest a significant portion of its assets in smaller and midsize companies, and may invest a small portion of its assets in foreign securities.  As of December 31, 2015, the Flex Cap Fund had a larger portion of its assets (approximately 38%) invested in smaller and mid-size companies than the Opportunities Fund (approximately 25%).  Although the Flex Cap Fund has the flexibility to invest in foreign securities to a greater degree than the Opportunities Fund, less than 5% of each Fund’s assets were invested in foreign securities as of December 31, 2015.

Both Funds may have significant positions, from time to time, in particular sectors, such as technology and healthcare.  For example, as of December 31, 2015, the Funds had over 10% of their respective net assets invested in the following sectors:

	Flex Cap Fund	Opportunities Fund
Information Technology	38.12%	32.10%
Healthcare	18.92%	19.95%
Consumer Discretionary	17.98%	16.77%

When suitable opportunities are available, the Flex Cap Fund may invest in IPOs.  Although not as a principal investment strategy, the Opportunities Fund has adopted a non-fundamental investment policy that similarly permits investments in IPOs of securities.

For both Funds, FAV uses fundamental, “bottom-up” research to seek companies meeting its criteria of growth potential, quality and valuation.  In seeking sustainable growth characteristics, FAV looks for companies it believes can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders.  In assessing value, FAV considers whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

If the Transaction is consummated, based on data as of December 31, 2015, as shown in the following table, former shareholders of the Flex Cap Fund will be invested in a Fund with a higher level of investments in large-capitalization (including giant-capitalization) companies, a lower level of investments in mid- and small-capitalization companies, and comparable levels of investments in micro-capitalization companies, companies with growth characteristics, and U.S. and foreign companies.

	Flex Cap Fund As of 12/31/15*	Opportunities Fund As of 12/31/15*	Pro Forma Opportunities Fund As of 12/31/15

Asset Allocation
Equity	97.54%	95.60%	96.96%
Fixed Income	0.00%	0.00%	0.00%
Cash & Cash Equivalents	2.46%	4.40%	3.04%
Total	100%	100%	100%

Market Capitalization
Giant Cap	30.81%	39.84%	33.49%
Large Cap	24.81%	27.06%	25.48%
Mid Cap	30.01%	22.10%	27.66%
Small Cap	7.11%	2.40%	5.71%
Micro Cap	1.02%	1.27%	1.10%
Total	93.79%	92.67%	93.44%

Investing Style
Value	1.96%	2.62%	2.16%
Core	8.75%	9.10%	8.86%
Growth	84.77%	82.51%	84.10%
Total	95.48%	94.23%	95.11%

Geographic Location
United States	94.41%	90.14%	93.14%
Foreign	3.09%	4.37%	3.47%
Total	97.50%	94.50%	96.61%

*Source: Morningstar Direct.  Equity totals may not match due to unclassified securities including, but not limited to, cash and cash equivalents.

For more information about the investment goals, strategies and policies of the Funds please see the section entitled “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS” in this Prospectus/Proxy Statement.

Potential Repositioning of the Flex Cap Fund’s Portfolio Assets.  FAV currently estimates that a de minimis portion (i.e., less than 5%) of the Flex Cap Fund’s portfolio assets may be sold before the closing of the Transaction as part of a portfolio repositioning and separate from normal portfolio turnover.  It is not anticipated that the sale of a de minimis portion of the portfolio assets prior to the closing of the Transaction should result in any material amounts of capital gains to be distributed to shareholders.  However, FAV currently estimates that approximately 10-15% of the Flex Cap Fund’s portfolio assets are likely to be sold by the combined Opportunities Fund after the closing of the Transaction as part of a portfolio repositioning and separate from normal portfolio turnover.  The ability of the combined Opportunities Fund to fully use the Flex Cap Fund’s capital loss carryovers as of the closing, if any, to offset the capital gain resulting from such post-closing sales may be limited, which may result in shareholders of the combined Opportunities Fund receiving a greater amount of capital gain distributions than they would have had the Transaction not occurred.  Transaction costs also may be incurred due to the repositioning of the portfolio.  Management believes that these portfolio transaction costs will be immaterial in amount (i.e., less than 0.01% (1 basis point) of annual fund operating expenses).

For more information about the investment goals, strategies and policies of the Funds and about the repositioning of the Flex Cap Fund’s portfolio assets, please see the sections titled “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS – How do the investment goals, strategies, policies and risks of the Funds compare?” and “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION – Potential Repositioning of the Flex Cap Fund’s Portfolio Assets,” respectively.

How do the principal investment risks of the Funds compare?

Investments in both Funds involve risks common to most mutual funds.  You could lose money by investing in either Fund.  Because both Funds are actively managed and predominantly invest in equity securities of companies with growth characteristics, both Funds are subject to management, market and growth-style investing risks.  Although both Funds’ portfolios are substantially invested in large- and giant-capitalization companies, both Funds may invest a significant portion of their assets in smaller and midsize companies and, therefore, are subject to smaller and midsize companies risk.  Further, at times, a substantial portion of the Flex Cap Fund’s assets may be invested in smaller and midsize companies, which could subject the Flex Cap Fund to a greater degree of smaller and midsize companies risk.  Because both Funds may have significant positions in particular sectors from time to time, such as technology and healthcare, both Funds are subject to the risks of focusing on such sectors.  Both Funds may invest in foreign securities and are subject to foreign securities risk, although the Opportunities Fund is limited to investing a small portion of its assets in foreign securities, whereas the Flex Cap Fund has no such limitation.  As of December 31, 2015, less than 5% of each Fund’s assets were invested in foreign securities.  The Flex Cap Fund, and not the Opportunities Fund, also discloses illiquid securities risk as a principal investment risk because of limited trading markets, financial weakness of the issuer or other factors that cause certain portfolio securities to be illiquid.  However, as of December 31, 2015, less than 1% of the Flex Cap Fund’s total net assets were invested in illiquid securities.  In addition, although both Funds may invest in IPOs, the Flex Cap Fund, and not the Opportunities Fund, discloses IPOs risk as a principal investment risk because the Flex Cap Fund historically invested in IPOs of securities to a greater degree than the Opportunities Fund.

For more information about the principal investment risks of the Flex Cap Fund and the Opportunities Fund, please see the section titled “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS – What are the principal investment risks associated with investments in the Funds?”

What are the distribution and purchase procedures of the Funds?

Shares of each Fund are sold on a continuous basis by Distributors.  Class A shares of each Fund are generally sold at NAV per share plus a sales charge.  The maximum front-end sales charge imposed on purchases of Class A shares of both Funds is 5.75%, with reduced charges for purchases of $50,000 or more, and no front-end sales charge for purchases of $1 million or more.  There is a 1.00% contingent deferred sales charge (“CDSC”) for purchases of $1 million or more if Class A shares are sold within 18 months of purchase.  Class C shares are generally subject to a 1.00% CDSC on shares sold within 12 months of purchase.  Class R, Class R6 and Advisor Class shares of each Fund are not subject to a sales charge.

Holders of Class A shares of the Flex Cap Fund will not be assessed a sales charge on their receipt of the Opportunities Fund’s Class A shares in connection with the Transaction.  No CDSC will be charged to the Flex Cap Fund’s shareholders in connection with the exchange of their shares pursuant to the terms of the Transaction.  Additional information and specific instructions explaining how to buy shares of each Fund are outlined in the Fund Prospectus enclosed with the Prospectus/Proxy Statement under the heading “Your Account.”

What are the redemption procedures and exchange privileges of the Funds?

Each Fund offers the same redemption features pursuant to which redemption proceeds are remitted by check after prompt receipt of proper documents, including signature guarantees under certain circumstances.  Each Fund’s shares may be redeemed at any time at the NAV next calculated after a shareholder’s request is received in proper form.  Each Fund has the same exchange privileges in that you can exchange shares between most Franklin Templeton Funds within the same class, generally without paying any additional sales charge.  Shares of each Fund may be redeemed at their respective NAV per share subject to any applicable CDSC.  However, for purchases of $1 million or more, redemptions of Class A shares of a Fund that were purchased without an initial sales charge generally are subject to a 1.00% CDSC if redeemed within 18 months of their purchase.  Class C shares generally are subject to a 1.00% CDSC if redeemed within 12 months of their purchase.  Class R, Class R6 and Advisor Class shares of each Fund are not subject to a CDSC.

Additional information and specific instructions explaining how to redeem and exchange shares of each Fund are outlined in the Fund Prospectus enclosed with the Prospectus/Proxy Statement under the heading “Your Account.”  The Fund Prospectus also lists, under the heading “Questions,” phone numbers for you to call if you have any questions about your account.

Who manages the Funds?

The Board of the Trust provides general oversight of the business and affairs of each Fund but is not involved in day-to-day management or securities selection.  Each Fund is a diversified series of the Trust, an open-end management investment company, commonly called a mutual fund.  The Trust was organized as a Delaware statutory trust on January 25, 1991, and is registered with the SEC.

FAV, One Franklin Parkway, San Mateo, CA 94403-1906, serves as investment manager for both Funds.  FAV is a wholly owned subsidiary of Franklin Resources, Inc. (“FRI”).  FRI is a publicly owned holding company with its principal offices located at One Franklin Parkway, San Mateo, California 94403-1906.  FAV and its affiliates serve as investment manager or administrator to 44 registered investment companies, with approximately 166 U.S.-based funds or series.  Franklin Templeton Investments had over $742 billion in assets under management as of March 31, 2016.  Charles B. Johnson (former Chairman and Director of FRI) and Rupert H. Johnson, Jr. are principal shareholders of FRI.

Fund Management Teams.  Each Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies demonstrating accelerating growth, increasing profitability, or above average growth or growth potential as compared with the overall economy.  The portfolio managers have responsibility for the day-to-day management of the Funds and operate as a team to develop ideas and implement investment strategies for the Funds.

Flex Cap Fund Management Team	Opportunities Fund Management Team

Matthew J. Moberg, CPA, Vice President of FAV, has been a portfolio manager of the Fund since 2000 and assumed duties of lead portfolio manager of the Fund in May 2016.  He has primary responsibility for the investments of the Fund.  He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements.  The degree to which he may perform these functions, and the nature of these functions, may change from time to time.  He joined Franklin Templeton Investments in 1998.

Grant Bowers, Vice President of FAV,

has been the lead portfolio manager of the Fund since 2007.  He has primary responsibility for the investments of the Fund.  He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements.  The degree to which he may perform these functions, and the nature of these functions, may change from time to time.  He joined Franklin Templeton Investments in 1993.

Robert Stevenson, CFA, Portfolio Manager and Research Analyst of FAV, has been a portfolio manager of the Fund since 2013, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.  He joined Franklin Templeton Investments in 2004.

Sara Araghi, CFA, Portfolio Manager and Research Analyst of FAV, has been a portfolio manager of the Fund since May 2016, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.  She joined Franklin Investments in 2003.

The current members of the Opportunities Fund’s management team are expected to continue to manage the Opportunities Fund after the Transaction.  The SAI for the Flex Cap Fund and the Opportunities Fund dated September 1, 2015, as supplemented to date (the “Fund SAI”), provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.  For information on how to obtain a copy of the Fund SAI, please see the section entitled “INFORMATION ABOUT THE FUNDS.”

What are the Funds’ investment management fees?

As shown in the table below, the Opportunities Fund has an investment management fee that is higher than the Flex Cap Fund at all net asset levels.  The investment management fees for the Flex Cap Fund and the Opportunities Fund are as follows:

Flex Cap Fund	Opportunities Fund
0.625% of the value of average daily net assets up to and including $100 million;	0.700% of the value of average daily net assets up to and including $500 million;
0.500% of the value of average daily net assets over $100 million, up to and including $250 million;	0.600% of the value of average daily net assets over $500 million, up to and including $1 billion;
0.450% of the value of average daily net assets over $250 million, up to and including $7.5 billion;	0.550% of the value of average daily net assets over $1 billion, up to and including $1.5 billion;
0.440% of the value of average daily net assets over $7.5 billion, up to and including $10 billion;	0.500% of the value of average daily net assets over $1.5 billion, up to and including $6.5 billion;
0.430% of the value of average daily net assets over $10 billion, up to and including $12.5 billion;	0.475% of the value of average daily net assets over $6.5 billion, up to and including $11.5 billion;
0.420% of the value of average daily net assets over $12.5 billion, up to and including $15 billion; and	0.450% of the value of average daily net assets over $11.5 billion, up to and including $16.5 billion;
0.400% of the value of average daily net assets in excess of $15 billion.	0.440% of the value of average daily net assets over $16.5 billion, up to and including $19 billion;
0.430% of the value of average daily net assets over $19 billion, up to and including $21.5 billion; and
0.420% of the value of average daily net assets in excess of $21.5 billion.

For the fiscal year ended April 30, 2015, the Flex Cap Fund paid FAV investment management fees of $15,414,138, and the Opportunities Fund paid FAV investment management fees of $6,475,339, in each case after taking account of FAV’s agreement to reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund.  Before any such waiver, the Flex Cap Fund’s investment management fees totaled $15,463,437, and the Opportunities Fund’s investment management fees totaled $6,492,010.  A discussion regarding the basis for the Board’s approving the investment management agreement for each Fund is available in each Fund’s most recent Annual Report to Shareholders for the fiscal year ended April 30, 2015.

As noted above, if the Transaction is consummated, it is expected that the Opportunities Fund’s effective investment management fee rate would be approximately 8 basis points (0.08%) higher than the Flex Cap Fund’s current investment management fee rate as a result of the combined assets of the Funds reaching a lower breakpoint in the Opportunities Fund’s investment management fee schedule, assuming no material loss of assets as a result of the Transaction.  In addition, FAV has agreed to the One-Year Waiver, which would limit the Opportunities Fund’s investment management fee rate, for a one year period following the closing of the Transaction, to 0.45% of the Opportunities Fund’s net assets, which was the Flex Cap Fund’s effective investment management fee rate for its fiscal year ended April 30, 2016.

Each Fund has an investment management arrangement that includes both investment management and administrative services, and the agreements are substantially similar, except that the investment management agreement for the Opportunities Fund includes certain additional terms that are common in the latest forms of investment management agreements used across the Franklin Templeton Investments complex, including:  (i) a provision clarifying that proxy voting decisions with respect to the Opportunities Fund’s portfolio securities are made by FAV, unless the Board determines otherwise; (ii) a more detailed list of administrative services provided under the agreement, and a provision clarifying that the Investment Manager may delegate some or all of these services; (iii)  provisions regarding the performance of services in accordance with regulatory requirements and furnishing of books and records to regulatory authorities; and (iv) provisions limiting the liability of the Opportunities Fund and its officers, trustees, employees, agents and shareholders to the assets of the Opportunities Fund, in accordance with the terms of its Agreement and Declaration of Trust.

FAV has subcontracted with Franklin Templeton Services, LLC (“FT Services”) to provide administrative services and facilities to the Funds.  For such services, FAV pays FT Services an administrative fee out of its investment management fees from each Fund.

What are the fees and expenses of each Fund and what might they be after the Transaction?

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds.  The tables also show the pro forma estimated fees and expenses for the Opportunities Fund, assuming that shareholders of the Flex Cap Fund approve the Plan and that the Transaction had been completed as of the beginning of the Opportunities Fund the fiscal year ended April 30, 2015.  The purpose of the tables is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as a shareholder of the Opportunities Fund.

You will not pay any initial or deferred sales charge in connection with the Transaction.

TABLE OF SHAREHOLDER FEES (both Funds)

The following table shows shareholder fees paid directly from a new investment, which will remain the same after the Transaction.  You will not pay these charges in connection with the Transaction.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class R	Class R6	Advisor Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)	None[1]	1.00%	None	None	None

1     There is a 1.00% CDSC that applies to investments of $1 million or more and purchases by certain retirement plans without an initial sales charge.

ANNUAL OPERATING EXPENSE TABLE FOR EACH CLASS OF SHARES OF

THE FUNDS AND PROJECTED EXPENSES AFTER THE TRANSACTION

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)[1]	Flex Cap Fund (Class A)	Opportunities Fund (Class A)	Pro Forma Opportunities Fund (Class A)[2]

Management fees	0.46%	0.65%	0.54%
Distribution and service (12b-1) fees	0.25%	0.25%[3]	0.25%[3]
Other expenses	0.23%	0.23%	0.23%
Total annual Fund operating expenses	0.94%	1.13%	1.02%
Fee waiver and/or expense reimbursement	None	None	(0.08)%[4]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.94%	1.13%	0.94%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)[1]	Flex Cap Fund (Class C)	Opportunities Fund (Class C)	Pro Forma Opportunities Fund (Class C)[2]

Management fees	0.46%	0.65%	0.54%
Distribution and service (12b-1) fees	1.00%	1.00%	1.00%
Other expenses	0.23%	0.23%	0.23%
Total annual Fund operating expenses	1.69%	1.88%	1.77%
Fee waiver and/or expense reimbursement	None	None	(0.08)%[4]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.69%	1.88%	1.69%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)[1]	Flex Cap Fund (Class R)	Opportunities Fund (Class R)	Pro Forma Opportunities Fund (Class R)[2]

Management fees	0.46%	0.65%	0.54%
Distribution and service (12b-1) fees	0.50%	0.50%	0.50%
Other expenses	0.23%	0.23%	0.23%
Total annual Fund operating expenses	1.19%	1.38%	1.27%
Fee waiver and/or expense reimbursement	None	None	(0.08)%[4]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.19%	1.38%	1.19%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)[1]	Flex Cap Fund (Class R6)	Opportunities Fund (Class R6)	Pro Forma Opportunities Fund (Class R6)[2]

Management fees	0.46%	0.65%	0.54%
Distribution and service (12b-1) fees	None	None	None
Other expenses	0.02%	0.03%	0.02%
Total annual Fund operating expenses	0.48%	0.68%	0.56%
Fee waiver and/or expense reimbursement	None	None	(0.08)%[4]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.48%	0.68%	0.48%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)[1]	Flex Cap Fund (Advisor Class)	Opportunities Fund (Advisor Class)	Pro Forma Opportunities Fund (Advisor Class)[2]

Management fees	0.46%	0.65%	0.54%
Distribution and service (12b-1) fees	None	None	None
Other expenses	0.23%	0.23%	0.23%
Total annual Fund operating expenses	0.69%	0.88%	0.77%
Fee waiver and/or expense reimbursement	None	None	(0.08)%[4]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.69%	0.88%	0.69%

1          Expense ratios reflect annual fund operating expenses for the fiscal year ended April 30, 2015 for each Fund (as reflected in each Fund’s prospectus).

2       Pro forma expenses are based on current and anticipated Opportunities Fund expenses as if the Transaction had been effective as of May 1, 2014 and do not include estimated costs of the Transaction of approximately $199,250 to be borne by each Fund (approximately 0.007% of the Flex Cap Fund’s total net assets and 0.016% of the Opportunities Fund’s total net assets as of March 31, 2016).

3       Distribution and service (12b‑1) fees for Class A shares of the Opportunities Fund have been restated to reflect the maximum annual rate set by the Board.  Consequently, the total annual Fund operating expenses for Class A shares of the Opportunities Fund differ from the ratio of expenses to average net assets shown in the Financial Highlights due to a different 12b-1 fee rate paid in the Opportunities Fund’s fiscal year ended April 30, 2015.

4       FAV has contractually agreed to limit the investment management fees of the combined Opportunities Fund, for a period of one year following the closing of the Transaction, at 0.45%, which was the Flex Cap Fund’s effective investment management fee rate for its fiscal year ended April 30, 2016.  The pro forma fee waiver and/or expense reimbursement amount is estimated based on the Flex Cap Fund’s effective investment management fee rate for its fiscal year ended April 30, 2015, and the combined Opportunities Fund’s pro forma investment management fee rate for the fiscal year ended April 30, 2015, assuming the Transaction had been effective as of May 1, 2014.

Example

This example can help you compare the cost of investing in shares of the Flex Cap Fund with the cost of investing in a comparable class of shares of the Opportunities Fund, both before and after the Transaction.  The example assumes:

•         You invest $10,000 for the periods shown;

•         Your investment has a 5% return each year;

•         The Fund’s operating expenses remain the same, taking into account any contractual waivers for the applicable period; and

•         You sell your shares at the end of the period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Flex Cap Fund – Class A	$665*	$857	$1,065	$1,663
Opportunities Fund – Class A	$684*	$914	$1,163	$1,873
Pro Forma Opportunities Fund – Class A (assuming the Transaction is completed)	$665*	$881	$1,106	$1,751
Flex Cap Fund – Class C	$272*	$533	$918	$1,998
Opportunities Fund – Class C	$291*	$591	$1,017	$2,202
Pro Forma Opportunities Fund – Class C (assuming the Transaction is completed)	$272*	$557	$959	$2,084

If you do not sell your Class C Shares:
Flex Cap Fund – Class C	$172	$533	$918	$1,998
Opportunities Fund – Class C	$191	$591	$1,017	$2,202
Pro Forma Opportunities Fund – Class C (assuming the Transaction is completed)	$172	$557	$959	$2,084
Flex Cap Fund – Class R	$121	$378	$654	$1,443
Opportunities Fund – Class R	$141	$438	$756	$1,659
Pro Forma Opportunities Fund – Class R (assuming the Transaction is completed)	$121	$403	$697	$1,534
Flex Cap Fund – Class R6	$49	$154	$269	$604
Opportunities Fund – Class R6	$70	$218	$379	$847
Pro Forma Opportunities Fund – Class R6 (assuming the Transaction is completed)	$49	$179	$313	$701
Flex Cap Fund – Advisor Class	$70	$221	$384	$859
Opportunities Fund –Advisor Class	$90	$281	$489	$1,086
Pro Forma Opportunities Fund – Advisor Class (assuming the Transaction is completed)	$70	$246	$428	$954

*   Assumes a CDSC will not apply.

How do the performance records of the Funds compare?

The Opportunities Fund has outperformed the Flex Cap Fund on a total return basis for the one-, five-, and ten-year or since inception periods, as applicable.  The average annual total returns of Class A, Class C, Class R, Class R6 and Advisor Class shares of the Funds, with and without  any applicable sales charges and before taxes, as of March 31, 2016, are shown below.

Average Annual Total Return	1 Year	5 Years	10 Years
Flex Cap Fund – Class A (with sales charge)	-13.15%	5.92%	4.92%
Opportunities Fund – Class A (with sales charge)	-11.87%	7.45%	6.30%

Flex Cap Fund – Class A (without sales charge)	-7.86%	7.18%	5.55%
Opportunities Fund – Class A (without sales charge)	-6.48%	8.73%	6.94%

Flex Cap Fund – Class C (with sales charge)	-9.34%	6.37%	4.76%
Opportunities Fund – Class C (with sales charge)	-8.08%	7.95%	6.18%

Flex Cap Fund – Class C (without sales charge)	-8.56%	6.37%	4.76%
Opportunities Fund – Class C (without sales charge)	-7.17%	7.95%	6.18%

Flex Cap Fund – Class R	-8.08%	6.91%	5.28%
Opportunities Fund – Class R	-6.72%	8.49%	6.72%

Flex Cap Fund – Class R6	-7.43%	10.34%[1]	N/A
Opportunities Fund – Class R6	-6.09%	11.77%[1]	N/A

Flex Cap Fund – Advisor Class	-7.62%	7.45%	5.81%
Opportunities Fund – Advisor Class	-6.23%	9.04%	7.25%

1  Since inception (5/1/13).

The Funds’ past performance is not necessarily an indication of how the Funds will perform in the future.  You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Where can I find more financial and performance information about the Funds?

The Fund Prospectus (enclosed), each Fund’s Annual Report to Shareholders for the fiscal year ended April 30, 2015 (and April 30, 2016, when available), and each Fund’s Semi-Annual Report for the fiscal period ended October 31, 2015 contain additional financial and performance information about each Fund, including each Fund’s financial performance for the past five fiscal years, under the heading “Financial Highlights.”  Additional performance information as of the calendar year ended December 31, 2014, including after-tax return information, is contained in the Fund Prospectus under the heading “Performance.”  These documents are available free of charge upon request (see the section “INFORMATION ABOUT THE FUNDS”).  Attached as Exhibit B are the Financial Highlights for the most recently ended semi-annual period for the Flex Cap Fund and Opportunities Fund.

What are other key features of the Funds?

Service Providers.  The Funds use the same service providers for the following services:

•         Custody Services.  The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of each Fund’s securities and other assets.

•         Transfer Agency Services.  Franklin Templeton Investor Services, LLC, 3344 Quality Drive, Rancho Cordova, CA 95670-7313, an indirect wholly owned subsidiary of FRI, is each Fund’s shareholder servicing agent and acts as the Funds’ transfer agent and dividend-paying agent.

•         Administrative Services.  FT Services, One Franklin Parkway, San Mateo, CA 94403-1906, an indirect wholly owned subsidiary of FRI, has an agreement with FAV to provide certain administrative services and facilities for the Funds.  The administrative services include preparing and maintaining books, records and tax and financial reports, and monitoring compliance with regulatory requirements.

•         Distribution Services.  Distributors, One Franklin Parkway, San Mateo, California 94403-1906, acts as the principal underwriter in the continuous public offering of each Fund’s shares under the same terms and conditions.

•         Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, serves as each Fund’s independent registered public accounting firm.  The independent registered public accounting firm audits the financial statements included in the Funds’ Annual Report to Shareholders.

Distribution and Service (12b-1) Fees.  Class A, Class C and Class R shares of each Fund have a distribution or “Rule 12b-1” plan.  Under the Rule 12b-1 plans, the Funds may pay Distributors or others for the expenses of activities that are primarily intended to sell shares of that class.  These expenses may include, among others, service fees paid to securities dealers or others who have executed a servicing agreement with a Fund, Distributors or its affiliates, and who provide service or account maintenance to shareholders (service fees), and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements.  The distribution and service (12b-1) fees charged are based only on expenses attributable to that particular class.

Under the Class A Rule 12b-1 Plan for the Funds, the Flex Cap Fund may pay up to 0.25% per year and the Opportunities Fund may pay up to 0.35% per year of the average daily net assets of Class A shares to those who sell and distribute Class A shares and provide other services to shareholders.  However, the Board has set, until further notice, the Class A shares’ distribution and service fees paid by the Opportunities Fund at 0.25% per year of the average daily net assets of Class A shares.  Under the Class C Rule 12b-1 Plan for the Funds, each Fund may pay up to 1.00% per year of the average daily net assets of Class C shares.  Under the Class R Rule 12b-1 Plan for the Funds, each Fund may pay up to 0.50% per year of the average daily net assets of Class R shares.  Class R6 and Advisor Class shares have no Rule 12b-1 plan.  For more information regarding the Funds’ Rule 12b-1 plans, please see “The Underwriter—Distribution and service (12b-1) fees – Class A, C and R” in the Fund SAI.

Dividends and Distributions.  Both Funds intend to pay income dividends at least annually from net investment income.  Both Funds may pay capital gains, if any, at least annually.  The Funds may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund.  The amount of any distribution will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions.  Your income dividends and capital gain distributions will be automatically reinvested in additional shares at NAV unless you elect to receive them in cash.

Tax.  The tax implications of an investment in each Fund are generally the same.  For more information about the tax implications of investments in the Funds, see the Fund Prospectus under the heading “Distributions and Taxes.”

REASONS FOR THE TRANSACTION

At a meeting of the Board on February 23, 2016 (the “February Meeting”), FAV and Distributors (“Management”) recommended to the Board that it approve the reorganization of the Flex Cap Fund with and into the Opportunities Fund.  Management recommended the Transaction because the Funds have identical investment goals, similar principal investment strategies and principal investment risks, similar asset allocations, significant portfolio overlap, similar investment styles and identical service providers (except for the Fund portfolio managers).  In addition, shareholders of the Flex Cap Fund would become shareholders of a Fund with better historical investment performance, both on a total return basis and a risk-adjusted basis, and more favorable sales prospects.

At the February Meeting, the Board considered and approved the proposed Transaction.  The Independent Trustees were advised on this matter by independent counsel.

The Board requested and received from FAV written materials containing relevant information about the Opportunities Fund and the proposed Transaction, including fee and expense information on an actual and future estimated basis, and comparative performance data of the Flex Cap Fund and the Opportunities Fund.

The Board reviewed detailed information about: (1) the investment goals, strategies and policies of the Opportunities Fund and their comparability with those of the Flex Cap Fund; (2) the portfolio management and other service providers of the Funds; (3) the comparative short-term and long-term investment performance of each Fund on both a total return and a risk adjusted basis; (4) the current expense ratios of each Fund and the anticipated post-Transaction expense ratios for the Opportunities Fund; (5) the relative asset size of each Fund; (6) how the costs of the Transaction will be shared, including FAV’s agreement to pay a portion of the expenses related to the Transaction; (7) the federal income tax consequences of the Transaction to each Fund’s shareholders; and (8) the general characteristics of the Funds.

The Board considered the potential benefits, risks and costs of the Transaction to shareholders of the Flex Cap Fund.  In approving the Transaction, the Board considered the following factors, among other things:

Investment Goals, Principal Investment Strategies and Risks.  Both Funds have a fundamental investment goal of capital appreciation.  The Funds also have similar principal investment strategies (e.g., both normally invest predominantly in common stocks of companies with growth characteristics) and are managed in a similar fashion by FAV.  The portfolio management teams of the Funds are part of the Franklin Equity Group and seek to invest in companies with attractive characteristics in the categories of growth, quality and valuation using “bottom-up” fundamental research generated by the same research team.  In addition, the Funds have generally similar risk profiles, and both Funds disclose market, growth-style investing, smaller and midsize companies, focus, management and foreign securities risks as principal risks.

Asset Allocations and Significant Portfolio Overlap.  Both Funds are classified in the Large Cap Growth category by Morningstar, and as of December 31, 2015, at least 82% of each Fund’s assets are invested in growth-style equity securities, and approximately 56% of the Flex Cap Fund’s assets and 67% of the Opportunities Fund’s assets were invested in equity securities of large- and giant-capitalization companies.   The Funds also had similar allocations to midsize companies, and a significant number of common portfolio holdings as of such date.

Investment Performance.  As shown in more detail above, under “COMPARISON OF SOME IMPORTANT FEATURES OF THE FUNDS – How do the performance records of the Funds compare?,” the Opportunities Fund has better historical total return performance than the Flex Cap Fund on an annualized basis.  The Board considered that the Opportunities Fund had outperformed the Flex Cap Fund over each of the one-, five-, and ten-year periods ended December 31, 2015.

Fund Operating Expenses.  The total annual operating expense ratio of each class of shares of the Opportunities Fund is higher than the corresponding class of the Flex Cap Fund due to the Opportunities Fund’s higher contractual investment management fee.  If the Transaction is consummated, and assuming no material loss of assets as a result of the Transaction, the aggregated assets of the combined Opportunities Fund would reach a lower breakpoint in its investment management fee schedule, resulting in an effective annual operating expense ratio that would be approximately 8 basis points (0.08%) higher than the Flex Cap Fund’s current annual operating expense ratio before the waivers.  As a result, one consequence of the Transaction is that FAV would benefit from reorganizing the Flex Cap Fund into a fund with higher investment management fees.  However, Management has agreed to the One-Year Waiver, which is expected to reduce the total annual fund operating expense ratio of each share class of the Opportunities Fund so that it equals the total annual fund operating expense ratio of its corresponding share class of the Flex Cap Fund.

Sales Prospects.  Although the Flex Cap Fund is larger than the Opportunities Fund, the Flex Cap Fund has not had positive monthly net inflows from sales since mid-2012, while the Opportunities Fund has had positive net inflows in all but three months since December 31, 2012.

Rationalization of Product Line.  The Transaction would rationalize Franklin Templeton’s growth fund product line by combining the Flex Cap Fund with a Fund that has the same investment goal, closely aligned principal investment strategies and risks, portfolio composition, investment management style and service providers, better overall historical investment performance, both on a total return basis and a risk-adjusted basis, and more favorable sales prospects, which Management believes will enhance distribution efforts.

Continuity in Service Providers.  If the Transaction is completed, there will be continuity in service providers with some exceptions.  The Investment Manager, distributor, administrator, transfer agent, custodian, auditors and legal counsel will remain unchanged.  None of the portfolio managers of the Flex Cap Fund are expected to become portfolio managers of the Opportunities Fund.

Tax-Free Reorganization.  The Transaction is anticipated to be treated as a tax-free reorganization for federal income tax purposes.  For more information, see “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION” below.

Costs of the Transaction.  The Board considered that the Plan provided that each Fund will pay 25% of the expenses of the Transaction, with FAV paying the remaining 50% of such expenses.  In considering the Transaction expenses to be borne by each Fund, the Board also considered that the Transaction will offer shareholders of the Flex Cap Fund the opportunity to reorganize into a fund with better historical investment performance, both on a total return basis and a risk-adjusted basis, and more favorable sales prospects, and that shareholders of the Opportunities Fund could benefit from the Transaction to the extent that the Opportunities Fund receives certain securities it would otherwise acquire for its portfolio from the Flex Cap Fund without transaction costs.

Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board, on behalf of the Flex Cap Fund and the Opportunities Fund, including all of the Independent Trustees, concluded that participating in the Transaction is in the best interests of the Flex Cap Fund and the Opportunities Fund, respectively, and that no dilution of value would result to the respective shareholders of the Flex Cap Fund and the Opportunities Fund from the Transaction.  The Board unanimously approved the Plan at the February Meeting, and unanimously recommended that shareholders of the Flex Cap Fund vote to approve the Plan.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PLAN

INFORMATION ABOUT THE TRANSACTION

This is only a summary of the Plan.  You should read the form of the Plan, which is attached as Exhibit A to this Prospectus/Proxy Statement, for complete information about the Transaction.

How will the Transaction be carried out?

If the shareholders of the Flex Cap Fund approve the Plan, the Transaction will be completed after various conditions are satisfied, including the preparation of certain documents.  If the shareholders of the Flex Cap Fund do not approve the Plan, the Transaction will not take place, and the Flex Cap Fund will continue to operate as it currently does, and the Board will consider such other actions as it deems necessary or appropriate.

If the shareholders of the Flex Cap Fund approve the Plan, the officers of the Trust will determine a specific date, called the “closing date,” for the actual Transaction to take place.  The Flex Cap Fund will transfer substantially all of its assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption), to the Opportunities Fund on the closing date, which is scheduled to occur on or about August 26, 2016 (the “Closing Date”), but which may occur on an earlier or later date as the officers of the Trust may set.  The Opportunities Fund will not assume any liabilities of the Flex Cap Fund, whether accrued or contingent, known or unknown, and the Trust, on behalf of the Flex Cap Fund, will use its reasonable best efforts to discharge all of the known liabilities of the Flex Cap Fund.  In exchange, the Trust will issue the Opportunities Fund Shares that have an aggregate NAV equal to the dollar value of the assets delivered to the Opportunities Fund by the Flex Cap Fund.  The Flex Cap Fund will distribute to its shareholders the Opportunities Fund Shares it receives.  Each shareholder of the Flex Cap Fund will receive the Opportunities Fund Shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the Flex Cap Fund.  The share transfer books of the Flex Cap Fund will be permanently closed as of 1:00 p.m., Pacific time, on the Closing Date.  The Flex Cap Fund will accept requests for redemptions only if received in proper form before 1:00 p.m., Pacific time, on the Closing Date.  Requests received after that time will be considered requests to redeem Opportunities Fund Shares.  Prior to the Closing Date, the Flex Cap Fund will pay or make provision for payment of all its remaining liabilities, if any.  At the closing, each shareholder of record of the Flex Cap Fund shall have the right to receive any unpaid dividends or distributions declared prior to the closing, including any declared dividend or distribution, with respect to shares of the Flex Cap Fund that such shareholder had on the distribution record date.  The Flex Cap Fund will then terminate its existence, liquidate, and dissolve.

The obligations of the Funds under the Plan are subject to various conditions, including:

•     the Opportunities Fund’s Registration Statement on Form N-14 under the Securities Act of 1933, of which this Prospectus/Proxy Statement is a part, shall have been filed with the SEC, such Registration Statement shall have become effective, no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

•     the shareholders of the Flex Cap Fund shall have approved the Transaction; and

•     the Trust shall have received the tax opinion described below that the consummation of the Transaction will not result in the recognition of gain or loss for federal income tax purposes for the Flex Cap Fund, the Opportunities Fund, or their shareholders.

The Trust may terminate or abandon the Plan at any time before or after the approval of the Plan by the shareholders of the Flex Cap Fund.

Following the Closing Date, any outstanding Flex Cap Fund share certificates shall be deemed cancelled.

Who will pay the expenses of the Transaction?

Each Fund will pay 25% of the total cost of the Transaction, and FAV will pay 50% of the total cost.  The total amount of such costs and expenses for the Transaction is estimated to be $797,000.  Thus, each Fund is expected to pay approximately $199,250 in connection with the Transaction.

What should I know about the Opportunities Fund Shares?

The Opportunities Fund Shares that will be distributed to the Flex Cap Fund shareholders will have the same legal characteristics as the shares of the Flex Cap Fund with respect to such matters as voting rights, assessability, conversion rights, and transferability.  After the Transaction, shareholders of the Flex Cap Fund whose shares are represented by outstanding share certificates will not receive certificates for the Opportunities Fund Shares, and all outstanding the Flex Cap Fund share certificates will be cancelled.  Evidence of share ownership of the former shareholders of the Flex Cap Fund will be reflected electronically in the books and records of the Opportunities Fund.

What are the capitalizations of the Funds and what might the Opportunities Fund’s capitalization be after the Transaction?

The following table sets forth, as of October 31, 2015, the capitalizations of the Flex Cap Fund and the Opportunities Fund.  The table also shows the projected capitalization of the Opportunities Fund as adjusted to give effect to the proposed Transaction.  The capitalization of the Opportunities Fund and its classes is likely to be different when the Transaction is actually consummated.

	Flex Cap Fund (Unaudited)	Opportunities Fund (Unaudited)	Pro Forma Adjustments to Capitalization[1] (Unaudited)	Opportunities Fund – Pro Forma[2] (Unaudited)
Net assets (all classes)	$3,182,258,451	$1,277,410,018	$(398,500)	$4,459,269,969
Total shares outstanding (all classes)	62,273,984	38,139,175	33,924,615	134,337,774

Class A net assets	$2,213,860,686	$562,165,779	$(226,302)	$2,775,800,163
Class A shares outstanding	42,605,450	16,890,042	23,916,806	83,412,298
Class A NAV per share	$51.96	$33.28		$33.28

Class C net assets	$363,654,507	$145,432,373	$(45,454)	$509,041,426
Class C shares outstanding	8,404,886	4,963,269	4,006,531	17,374,686
Class C NAV per share	$43.27	$29.30		$29.30

Class R net assets	$37,426,269	$45,221,772	$(9,397)	$82,638,644
Class R shares outstanding	755,443	1,403,665	406,142	2,565,250
Class R NAV per share	$49.54	$32.22		$32.21

Class R6 net assets	$200,083,381	$244,583,705	$(50,678)	$444,616,408
Class R6 shares outstanding	3,690,892	6,921,600	1,970,777	12,583,269
Class R6 NAV per share	$54.21	$35.34		$35.33

Advisor Class net assets	$367,233,608	$280,006,389	$(66,669)	$647,173,328
Advisor Class shares outstanding	6,817,313	7,960,599	3,624,359	18,402,271
Advisor Class NAV per share	$53.87	$35.17		$35.17

1.       Adjustments reflect the costs of the Transaction incurred by the Funds.

2.       Numbers are projected as if the Transaction had been effected.

At the closing of the Transaction, shareholders of the Flex Cap Fund will receive the Opportunities Fund Shares based on the relative NAVs per shares of the Funds as of 1:00 p.m., Pacific time, on the Closing Date.

COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS

This section describes and compares the key differences between the investment goals, principal investment strategies and fundamental policies of the Funds, as well as the principal risks associated with such goals, strategies and policies.  The investment goals and certain investment policies of each Fund are fundamental, which means that they cannot be changed without the 1940 Act Majority Vote of that Fund’s outstanding shares.  Unless otherwise noted, the investment policies of each Fund are non-fundamental and may be changed without shareholder approval.  For a complete description of the Opportunities Fund’s investment policies and risks, you should read the Fund Prospectus, which accompanies this Prospectus/Proxy Statement, and the Fund SAI, which is available upon request.

How do the investment goals, strategies, policies and risks of the Funds compare?

Investment Goals.  The investment goal for both Funds is capital appreciation.

Principal Investment Strategies.  The following is a comparison of the Funds’ principal investment strategies, which are non-fundamental (i.e., they may be changed without shareholder approval) unless otherwise noted:

Flex Cap Fund	Opportunities Fund

Companies with Growth Characteristics.  Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

Companies with Growth Characteristics.  Under normal market conditions, the Fund invests predominantly in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy.

Common Stocks. The equity securities in which the Fund invests are predominantly common stock.	Common Stocks. The Fund normally invests predominantly in equity securities, primarily to predominantly common stock.
Smaller and Midsize Companies. At times, a significant to substantial portion of the Fund’s investments may be in smaller and midsize companies.	Smaller and Midsize Companies. A significant portion of the Fund’s investments may be in smaller and midsize companies.

Foreign Securities.  The Fund has the flexibility to invest in companies located, headquartered, or operating inside and outside the United States, across the entire market capitalization spectrum from small, emerging growth companies to well-established, large-cap companies.

Foreign Securities. A small portion of the Fund’s assets may be invested in foreign securities.

Growth Style Investing.  The investment manager uses fundamental, “bottom-up” research to seek companies meeting its criteria of growth potential, quality and valuation.  In seeking sustainable growth characteristics, the investment manager looks for companies it believes can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders.  The investment manager defines quality companies as those with strong and improving competitive positions in attractive markets.  The investment manager also believes important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed.  The investment manager’s valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios.  In assessing value, the investment manager considers whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Growth Style Investing. Same as the Flex Cap Fund.
Initial Public Offerings. When suitable opportunities are available, the Fund may invest in initial public offerings of securities.

Initial Public Offerings.  Although not as a principal investment strategy, the Opportunities Fund has adopted a non-fundamental investment policy that similarly permits investments in IPOs of securities.

Industry Sectors.  In evaluating sector (broad industry) weightings in the Fund’s investment portfolio, the investment manager considers, but may deviate from, the relative weightings of sectors in the Russell 3000® Growth Index and the Russell 1000® Growth Index.  Consequently, the Fund is likely to have significant positions in particular sectors such as technology (including electronic technology and technology services) and healthcare (including biotechnology and healthcare services).

Industry Sectors. The Fund, from time to time, may have significant positions in particular sectors such as technology and healthcare.

Temporary Investments.  When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund’s assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments.  Temporary defensive investments generally may include short-term U.S. government securities, money market fund shares (including shares of an affiliated money market fund), high-grade commercial paper, bank obligations, repurchase agreements and other money market instruments.  The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.  In these circumstances, the Fund may be unable to achieve its investment goal.

Temporary Investments. Same as the Flex Cap Fund.

How do the fundamental investment policies of the Funds differ?

The Funds’ fundamental investment policies with respect to borrowing money, acting as underwriter, making loans, purchasing or selling real estate or physical commodities, issuing senior securities, concentrating in an industry, and diversifying among issuers are the same.

What are the principal risk factors associated with investments in the Funds?

Like all investments, an investment in a Fund involves risk.  There is no assurance that any mutual fund will meet its investment goals.  The achievement of the Funds’ investment goals depends upon market conditions, generally, and on the Investment Manager’s analytical and portfolio management skills.  For more information about the principal risk factors associated with investments in the Funds, see the Fund Prospectus under the heading “Fund Details – Principal Risks” and the Fund SAI under the heading “Goals, Strategies and Risks.”

Below are the principal investment risks of each Fund.  Unless noted otherwise, the principal investment risk applies to both Funds.

Principal Risks Common to Both Funds:

Market.   The market values of securities or other investments owned by a Fund will go up or down, sometimes rapidly or unpredictably.  A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer.  This is a basic risk associated with all securities.  When there are more sellers than buyers, prices tend to fall.  Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities.  A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by a Fund.

Growth Style Investing.   Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.  Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Focus.   To the extent that a Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Smaller and Midsize Companies.   Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative.  Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets.  In addition, smaller and midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Management.   A Fund is subject to management risk because it is an actively managed investment portfolio.  A Fund’s investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Foreign Securities.   Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility.  Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Additional Principal Investment Risks to which the Flex Cap Fund is Subject:

Illiquid Securities.  Certain securities are illiquid due to a limited trading market, financial weakness of the issuer, legal or contractual restrictions on resale or transfer, or are otherwise illiquid in the sense that they cannot be sold within seven days at approximately the price at which the Fund values them.  Securities that are illiquid involve greater risk than securities with more liquid markets.  Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask prices.  Illiquidity may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Initial Public Offerings.  Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading.  Attractive IPOs are often oversubscribed and may not be available to the Fund, or may be available only in very limited quantities.  Thus, when the Fund’s size is smaller, any gains from IPOs will have an exaggerated impact on the Fund’s performance than when the Fund is larger.  Although IPO investments have had a positive impact on the Fund’s performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION

The following is a general summary of some of the important U.S. federal income tax consequences of the Transaction and is based upon the current provisions of the Internal Revenue Code (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect.  These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.  These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

The Transaction is intended to qualify as a tax-free reorganization pursuant to Section 368(a) of the Code.  The principal federal income tax consequences that are expected to result from the Transaction are as follows:

•      no gain or loss will be recognized by the Flex Cap Fund or the shareholders of the Flex Cap Fund as a direct result of the Transaction;

•      no gain or loss will be recognized by the Opportunities Fund as a direct result of the Transaction;

•      the basis of the assets of the Flex Cap Fund received by the Opportunities Fund will be the same as the basis of these assets in the hands of the Flex Cap Fund immediately before the Transaction;

•      the holding period of the assets of the Flex Cap Fund received by the Opportunities Fund will include the period during which such assets were held by the Flex Cap Fund;

•      the aggregate tax basis of the shares of the Opportunities Fund to be received by a shareholder of the Flex Cap Fund as part of the Transaction will be the same as the shareholder’s aggregate tax basis of the shares of the Flex Cap Fund; and

•      the holding period of the shares of the Opportunities Fund received by a shareholder of the Flex Cap Fund as part of the Transaction will include the period that a shareholder held the shares of the Flex Cap Fund (provided that such shares of the Flex Cap Fund are capital assets in the hands of such shareholder as of the Closing Date).

Neither of the Funds has requested nor will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Transaction.  As a condition to closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to the Flex Cap Fund and the Opportunities Fund as to the foregoing federal income tax consequences of the Transaction, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of each Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion.  Notwithstanding the foregoing, no opinion will be expressed as to the effect of the Transaction on the Flex Cap Fund, the Opportunities Fund, or any Flex Cap Fund shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.  A copy of the opinion will be filed with the SEC and will be available for public inspection after the Closing Date of the Transaction.  See “INFORMATION ABOUT THE FUNDS.”

Opinions of counsel are not binding upon the IRS or the courts.  If the Transaction were consummated but the IRS or the courts were to determine that the Transaction did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Flex Cap Fund would recognize gain or loss on the transfer of its assets to the Opportunities Fund, and each shareholder of the Flex Cap Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Flex Cap Fund shares and the fair market value of the shares of the Opportunities Fund it received.

Final Dividend or Other Distributions.  Prior to the closing of the Transaction, the Flex Cap Fund will be required to distribute substantially all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated through the Closing Date.

Potential Repositioning of the Flex Cap Fund’s Portfolio Assets.  FAV currently estimates that a de minimis portion (i.e., less than 5%) of the Flex Cap Fund’s portfolio assets may be sold before the closing of the Transaction as part of a portfolio repositioning and separate from normal portfolio turnover.  The extent of such possible sales may depend in part on market conditions and upon the possible need to sell additional portfolio securities to meet redemptions prior to the closing of the Transaction.  These sales may result in the realization of capital gains, reduced by any available capital loss carryovers, which would be distributed to shareholders.  The amount of any capital gains that may be realized and distributed to the shareholders will depend upon a variety of factors, including the Flex Cap Fund’s net unrealized appreciation in the value of its portfolio assets at that time.  Even taking into account the Flex Cap Fund’s net unrealized appreciation in portfolio assets on a tax basis at April 30, 2015 of $1,089,739,936 ($16.56 per share; 32.6% of NAV) and the lack of capital loss carryovers available as of such date to offset any capital gains realized by the Flex Cap Fund, it is not anticipated that the sale of a de minimis portion of the portfolio assets prior to the closing of the Transaction should result in any material amounts of capital gains to be distributed to shareholders.

However, FAV currently estimates that approximately 10-15% of the Flex Cap Fund’s portfolio assets are likely to be sold by the combined Opportunities Fund after the closing of the Transaction as part of a portfolio repositioning and separate from normal portfolio turnover.  The ability of the combined Opportunities Fund to fully use the Flex Cap Fund’s capital loss carryovers as of the closing, if any, to offset the capital gain resulting from such post-closing sales may be limited as described below, which may result in shareholders of the Opportunities Fund receiving a greater amount of capital gain distributions than they would have received had the Transaction not occurred.  It is estimated that the sale of a portion of the portfolio assets after the closing of the Transaction may result in net realized capital gains of approximately $2 million, if such sales occurred as of January 31, 2016, and the Opportunities Fund may be required to distribute to its shareholders approximately $2 million (approximately $0.01 per share) as a result of such portfolio repositioning; however the actual amount of such distribution could be higher or lower depending on market conditions and on transactions entered into by the Opportunities Fund after closing of the Transaction.

Transaction costs also may be incurred due to the repositioning of the portfolio.  Management believes that these portfolio transaction costs will be immaterial in amount (i.e., less than 0.01% (1 basis point) of annual fund operating expenses).

General Limitations on Capital Losses.  The tax attributes, including capital loss carryovers, of the Flex Cap Fund move to the Opportunities Fund following the Transaction.  Generally, the capital loss carryovers of the Flex Cap Fund and the Opportunities Fund are available to offset future gains recognized by the combined Opportunities Fund, subject to limitations under the Code.  Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to the combined Opportunities Fund and its shareholders post-closing.  Under one such limitation, if a Fund has built-in gains at the time of the Transaction that are realized by the combined Opportunities Fund in the five-year period following the Transaction, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built in losses”) of the other Fund.  It is not anticipated that other limitations on use of a Fund’s capital loss carryovers, if any, would be material, although that depends on the facts at the time of closing of the Transaction.  At April 30, 2015, neither the Flex Cap Fund nor the Opportunities Fund had capital loss carryovers.

Appreciation in Value of Investments.  Shareholders of the Flex Cap Fund will receive a proportionate share of any taxable income and gains realized by the combined Opportunities Fund and not distributed to shareholders of the Opportunities Fund prior to the Transaction when such income and gains are eventually distributed by the combined Opportunities Fund.  As a result, shareholders of the Flex Cap Fund may receive a greater amount of taxable distributions than they would have had the Transaction not occurred.  In addition, if the combined Opportunities Fund, following the Transaction, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its NAV than the Flex Cap Fund, shareholders of the Flex Cap Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Transaction had not occurred.  The unrealized appreciation in value of investments as a percentage of its NAV at April 30, 2015 was 32.6% for the Flex Cap Fund, compared to 31.5% for the Opportunities Fund.  As a result, shareholders of the Flex Cap Fund may receive a comparable amount of taxable distributions to what they would have received had the Transaction not occurred.

You should consult your tax adviser regarding the effect, if any, of the Transaction in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

INFORMATION ABOUT THE FUNDS

Information about the Funds is included in the Fund Prospectus.  The Fund Prospectus is incorporated by reference into and is considered a part of this Prospectus/Proxy Statement and also accompanies this Prospectus/Proxy Statement.  Additional information about the Funds is included in the Fund SAI.  The Fund SAI is incorporated into the Fund Prospectus, and into the SAI dated May 27, 2016 relating to this Prospectus/Proxy Statement, each of which has been filed with the SEC.  The SAI relating to this Prospectus/Proxy Statement is also considered part of this Prospectus/Proxy Statement.  Information about the Funds is also included in each Fund’s Annual Report to Shareholders for the fiscal year ended April 30, 2015 (and April 30, 2016, when available) and each Fund’s Semi-Annual Report to Shareholders for the fiscal period ended October 31, 2015.

You may request a free copy of the Fund Prospectus, the Fund SAI, each Fund’s Annual Report to Shareholders for the fiscal year ended April 30, 2015 (or April 30, 2016, when available) and each Fund’s Semi-Annual Report to Shareholders for the fiscal period ended October 31, 2015, the SAI relating to this Prospectus/Proxy Statement, and other information by calling (800) DIAL-BEN or by writing to a Fund at P.O. Box 997151, Sacramento, CA  95899-7151.

The Trust files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”).  These materials can be inspected and copied at the public reference facilities maintained by the SEC at:  100 F Street, N.E., Room 1580, Washington, D.C. and at certain of the SEC’s regional offices:  SEC Regional Offices: Atlanta – 950 East Paces Ferry NE, Suite 900, Atlanta GA  30326; Boston – 33 Arch Street, 23rd Floor, Boston, MA 02110; Chicago – 175 West Jackson Blvd., Suite 900, Chicago, IL 60604; Denver –1961 Stout Street, Suite 1700, Denver, CO 80294; Fort Worth – Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102; Los Angeles – 444 South Flower Street, Suite 900, Los Angeles, CA 90071; Miami – 801 Brickell Ave., Suite 1800, Miami, FL 33131; New York – 200 Vesey Street, Suite 400, New York, NY 10281; Philadelphia – One Penn Center, 1617 JFK Boulevard, Suite 520, Philadelphia, PA 19103; Salt Lake City – 351 S. West Temple Street, Suite 6.100, Salt Lake City, UT 84101; and San Francisco – 44 Montgomery Street, Suite 2800, San Francisco, CA 94104.  You can also obtain copies of this information, after paying a duplicating fee at prescribed rates, by writing to the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, D.C. 20549 or from the SEC’s Internet site at http://www.sec.gov or by electronic request at the following email address:  publicinfo@sec.gov.

FURTHER INFORMATION ABOUT THE FUNDS

The following is a discussion of the organization of the Funds and, where applicable, of the Trust.  More detailed information about each Fund’s current structure is contained in the Fund SAI.

Comparison of Capital Structure.  Each Fund is a diversified series of the Trust.  The Trust is an open-end management investment company, commonly called a mutual fund.  The Trust was organized as a Delaware statutory trust on January 25, 1991, and is registered with the SEC.

The authorized number of shares of each Fund is unlimited, each without par value, and each Fund may issue fractional shares.  Shares of each Fund are fully paid and nonassessable and have no preference, preemptive or subscription rights.  The Flex Cap Fund and the Opportunities Fund shareholders have no appraisal rights.

Comparison of Voting Rights.  Shares of each class of a Fund represent proportionate interests in such Fund’s assets.  On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class.  On matters that affect only one class, only shareholders of that class may vote.  Each class votes separately on matters affecting only that class, or matters expressly required to be voted on separately by state or federal law.  Shares of each class of a Fund have the same voting and other rights and preferences as the other classes and Funds of the Trust for matters that affect the Trust as a whole.  For each Fund, each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share carries a proportionate fractional vote.  Shareholders of the Funds are not entitled to cumulative voting rights in the election of trustees, and this gives holders of more than 50% of the shares of the Trust voting the ability to elect all of the members of the Board.  If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

Proposals Subject to Shareholder Approval.  The 1940 Act provides that shareholders of the Funds have the power to vote with respect to certain matters; specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment management agreements and certain amendments to plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental.  In addition, shareholders of each Fund are granted the power to vote on certain matters by the laws governing Delaware statutory trusts and by the Trust’s Agreement and Declaration of Trust (“Trust Instrument”).  For example, the Trust Instrument and By-Laws give shareholders the power to vote only on:  (i) such matters required by the Trust Instrument, the By-Laws, the 1940 Act, other applicable law and any registration statement of the Trust filed with the SEC, the registration of which is effective; and (ii) such other matters as the Board may consider necessary or desirable.

Quorum and Vote Required to Approve a Proposal.  Quorum for a meeting of shareholders of a Fund is generally forty percent (40%) of the shares entitled to vote which are present in person or by proxy.  Under the Trust Instrument, to the extent a larger vote is not required by applicable law, a majority of the votes cast at a meeting at which a quorum is present generally shall decide any questions, with the exception that Trustees are elected by not less than a plurality of the votes cast at such a meeting.

Setting a Record Date.  The Trust Instrument establishes the maximum number of days prior to a shareholders’ meeting during which a record date may be set by the Board.  The maximum number of days is 120 for both Funds.

Legal Structures.  Mutual funds formed under the Delaware Statutory Trust Act, such as the Trust, are granted a significant amount of operational flexibility with respect to features, rights and obligations of the statutory trust and its trustees and shareholders in their organizational instruments.  Mutual funds organized as Delaware statutory trusts have benefited from this flexibility to streamline their operations and minimize expenses.  For example, mutual funds organized as Delaware statutory trusts are not required to hold annual shareholders’ meetings if meetings are not otherwise required by the federal securities laws or their declarations of trust or bylaws, and such funds may create new classes or series of shares without having to obtain the approval of shareholders.  In addition, a fund may provide in its governing documents that certain fund transactions, such as certain mergers, reorganizations and liquidations, may go forward with only trustee approval and not a shareholder vote; however, such funds are still subject to the voting requirements of the 1940 Act.

Limited Liability for Shareholders.  Under the Delaware Statutory Trust Act, shareholders of the Funds are entitled to the same limitation of personal liability as is extended to shareholders of a corporation organized for profit under the Delaware General Corporation Law.

Boards of Trustees.  Pursuant to the Delaware Statutory Trust Act and the Trust Instrument, the responsibility for the general oversight of each Fund is vested in the Board, which, among other things, is empowered by the Trust Instrument to elect officers and provide for the compensation of agents, consultants and other professionals to assist and advise in the management of the Funds.  Pursuant to the Trust Instrument, no Trustee shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, except for an act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Inspection Rights.  Each Fund provides shareholders certain inspection rights of its books and records, to at least the extent required by applicable law.

VOTING INFORMATION

How many votes are necessary to approve the Plan?

A 1940 Act Majority Vote, as defined herein, of the outstanding shares of the Flex Cap Fund is required to approve the Plan.  Each Flex Cap Fund shareholder will be entitled to one vote for each full share, and a proportionate fractional vote for each fractional share, of the Flex Cap Fund held at the close of business on the Record Date.  If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies.

Forty percent (40%) of the Flex Cap Fund’s outstanding shares entitled to vote in person or by proxy as of the Record Date shall be a quorum for the transaction of business at the Meeting.  Under relevant state law and the Trust Instrument, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the Meeting; abstentions and broker non-votes, however, will not be treated as votes cast at such Meeting.  Thus, under the Trust Instrument, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present, but will have the same effect as a vote against the Plan.  However, it is the Trust’s understanding that because broker‑dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the single matter expected to be presented at the Meeting, there are unlikely to be any “broker non-votes” at the Meeting.

How do I ensure my vote is accurately recorded?

You may vote in one of four ways:

•      By mail, with the enclosed proxy card;

•      In person at the Meeting;

•      By telephone (if eligible); or

•      Through the Internet (if eligible).

A proxy card is, in essence, a ballot.  When you vote your proxy, it tells us how you want to vote on important issues relating to the Flex Cap Fund.  If you simply sign, date and return the proxy card but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.  If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to the Flex Cap Fund expressly revoking your proxy, by signing and forwarding to the Flex Cap Fund a later-dated proxy card that is received at or prior to the Meeting, or by attending the Meeting and voting in person.  If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting other than that described in this Prospectus/Proxy Statement.  The Board is not aware of any other matters to be brought before the Meeting by others.  If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Who is entitled to vote?

Shareholders of record of the Flex Cap Fund on the Record Date will be entitled to vote at the Meeting.  The following table shows the number of shares of each class and the total number of outstanding shares of the Flex Cap Fund as of the Record Date:

Class	Shares Outstanding
Class A	45,583,264.207
Class C	9,192,400.881
Class R	751,888.839
Class R6	4,115,641.423
Advisor Class	6,787,989.329
Total	66,431,184.679

How will proxies be solicited?

Boston Financial Data Services, a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $195,000.  The Flex Cap Fund expects that the solicitation will be primarily by mail.  As the date of the Meeting approaches, however, certain Flex Cap Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.  Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Flex Cap Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  The Trust believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means.  If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information provided to the Solicitor, then the Solicitor representative may ask for the shareholder’s instructions on the proposal described in this Prospectus/Proxy Statement.  Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Prospectus/Proxy Statement.  The Solicitor representative will record the shareholder’s instructions on the proxy card.  Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or over the Internet, the shareholder may submit the proxy card originally sent with this Prospectus/Proxy Statement or attend in person.

The Flex Cap Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record.  The Flex Cap Fund may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.  In addition, certain officers and representatives of the Trust or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

The Flex Cap Fund expects that, before the Meeting, broker-dealer firms holding shares of the Flex Cap Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Flex Cap Fund understands that current New York Stock Exchange rules do not permit the broker-dealers to vote on the Plan, on behalf of their customers and beneficial owners.  Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Are there dissenters’ rights?

If the Transaction is approved at the Meeting, shareholders of the Flex Cap Fund will not have the right to dissent and obtain payment of the fair value of their shares because the Trust Instrument provides that no shareholder is entitled, as a matter of right, to relief as a dissenting shareholder in respect of any proposal or action involving the Flex Cap Fund.  Shareholders of the Flex Cap Fund, however, will be able to redeem or exchange shares of the Flex Cap Fund at NAV (subject to any applicable CDSC) until the Closing Date of the Transaction.  After the Closing Date, shareholders may redeem the Opportunities Fund Shares or exchange them for shares of certain other Franklin Templeton funds.  Redemptions are subject to the terms and conditions in the prospectus of the respective Fund.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the officers and trustees of the Trust, as a group, owned of record and beneficially less than 1% of the outstanding voting shares of either Fund.

From time to time, the number of Fund shares held in “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.  To the knowledge of the Funds, no other person owned (beneficially or of record) 5% or more of the outstanding shares of any class of either Fund as of the Record Date, except as listed in Exhibit C to this Prospectus/Proxy Statement.  Upon completion of the Transaction, it is not expected that those persons disclosed in Exhibit C as owning 5% or more of the Flex Cap Fund’s outstanding Class A, Class C, Class R, Class R6 or Advisor Class shares will own in excess of 5% of the then outstanding shares of the corresponding class of the Opportunities Fund.

SHAREHOLDER PROPOSALS

Neither the Flex Cap Fund nor the Opportunities Fund is required to hold, and neither intends to hold, regular annual meetings of shareholders.  A shareholder who wishes to submit a proposal for consideration for inclusion in a proxy statement of the Flex Cap Fund or the Opportunities Fund for the next meeting of shareholders (if any) should send a written proposal to the Trust’s offices at One Franklin Parkway, San Mateo, California 94403-1906, Attention:  Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the proxy statement of the Flex Cap Fund or the Opportunities Fund and proxy card relating to that meeting and presented at the meeting.  A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Flex Cap Fund or Opportunities Fund proxy statement or presented at the meeting.

ADJOURNMENT

The holders of a majority of the shares present (in person or by proxy) and entitled to vote with respect to the Flex Cap Fund at the Meeting, whether or not a quorum is present, or the chairperson of the Board, the president of the Trust (in the absence of the chairperson of the Board), or any vice president or other authorized officer of the Trust (in the absence of the president) may adjourn the Meeting.  Such authority to adjourn the Meeting may be used for any reason whatsoever, including to allow time for further solicitation of proxies.  Any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment and any business may be transacted at the adjourned meeting that might have been transacted at the Meeting.  The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Flex Cap Fund on questions of adjournment.  If the Meeting is adjourned to another time or place, written notice need not be given of the adjourned meeting if the time and place is announced at the Meeting, unless a new record date is fixed or unless the adjournment is for more than sixty days after the date of the original meeting.

By Order of the Board of Trustees,

Karen L. Skidmore

Secretary

May 27, 2016

GLOSSARY

Useful Terms and Definitions

1940 Act — The Investment Company Act of 1940, as amended.

1940 Act Majority Vote — The affirmative vote of the lesser of: (i) a majority of the outstanding shares of the Flex Cap Fund, or (ii) 67% or more of the outstanding shares of the Flex Cap Fund present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of the Flex Cap Fund are present or represented by proxy.

CDSC — Contingent deferred sales charge.

Distributors — Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA 94403-1906, the principal underwriter for the Funds.

FAV — Franklin Advisers, Inc., the investment manager for the Funds.

FRI — Franklin Resources, Inc., One Franklin Parkway, San Mateo, CA 94403-1906.

FT Services — Franklin Templeton Services, LLC, the administrator for the Funds.  FT Services is an indirect, wholly owned subsidiary of FRI and is an affiliate to each Fund’s investment manager and principal underwriter.

Independent Trustees — The Trustees who are not “interested persons” of a Fund, as such term is defined in the 1940 Act.

IRS — U.S. Internal Revenue Service.

Meeting — The Special Meeting of Shareholders of the Flex Cap Fund concerning the approval of the Plan.

Net Asset Value (NAV) — The net asset value of a mutual fund is determined by deducting a fund’s liabilities from the total assets of the portfolio.  The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Plan — The Plan of Reorganization adopted by the Trust on behalf of the Flex Cap Fund and the Opportunities Fund.

Record Date — April 25, 2016 – The date selected for determining which shareholders of record of the Flex Cap Fund will be entitled to vote on the Transaction.

SAI — Statement of Additional Information, a document that supplements information found in a mutual fund’s prospectus.

SEC — U.S. Securities and Exchange Commission.

The Trust — Franklin Strategic Series, the registered investment company of which both the Flex Cap Fund and the Opportunities Fund are a series.

Transaction — The proposed transaction contemplated by the Plan.

U.S. — The United States of America.

In addition to the foregoing, certain words or phrases may be used in descriptions of a Fund’s investment policies and strategies to give investors a general sense of the Fund's levels of investment.  They are broadly identified with, but not limited to, the following percentages of Fund total assets:

“small portion”	less than 10%
“portion”	10% to 25%
“significant”	25% to 50%
“substantial”	50% to 66%
“primary”	66% to 80%
“predominant”	80% or more

EXHIBITS TO THE PROSPECTUS/PROXY STATEMENT

Exhibit

A.     Form of Plan of Reorganization

B.     Financial Highlights of the Flex Cap Fund and Opportunities Fund

C.     Principal Holders of Securities

D.     Prospectus of the Opportunities Fund – Class A, Class C, Class R, Class R6 and Advisor Class, dated September 1, 2015, as amended and supplemented to date (enclosed)

EXHIBIT A

FORM OF
PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is made as of this ___ day of ________, 2016 by Franklin Strategic Series (“FSS”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at One Franklin Parkway, San Mateo, CA 94403, on behalf of its series, Franklin Growth Opportunities Fund (the “Acquiring Fund”) and Franklin Flex Cap Growth Fund (the “Target Fund,” and together with the Acquiring Fund, the “Funds,” and individually, a “Fund”).  Franklin Advisers, Inc. (“FAV”), a California corporation and investment manager to each Fund, joins this Plan solely for purposes of Section 7.

PLAN OF REORGANIZATION

The reorganization (hereinafter referred to as the “Reorganization”) will consist of (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of the Target Fund in exchange solely for full and fractional Class A, Class C, Class R, Class R6 and Advisor Class shares of beneficial interest, with no par value, of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the distribution of Acquiring Fund Shares to the holders of Class A, Class C, Class R, Class R6 and Advisor Class shares of beneficial interest, with no par value, of the Target Fund (the “Target Fund Shares”), respectively, according to their respective interests in the Target Fund in complete liquidation of the Target Fund; and (iii) the dissolution of the Target Fund as soon as is practicable after the closing (as described in Section 3, hereinafter called the “Closing”), all upon and subject to the terms and conditions of the Plan hereinafter set forth.

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, FSS, on behalf of each Fund, hereby covenants and agrees as follows:

1.       Sale and Transfer of Assets, Liquidation and Dissolution of the Target Fund.

(a)        Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties herein contained, and in consideration of the delivery by the Acquiring Fund of the number of Acquiring Fund Shares hereinafter provided, FSS, on behalf of the Target Fund, agrees that, at the time of Closing, it will convey, transfer and deliver to the Acquiring Fund all of the Target Fund’s then existing assets, including any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) pay the costs and expenses of carrying out the Reorganization in accordance with Section 7 of the Plan, (including, but not limited to, fees of counsel and accountants, and expenses of the Target Fund’s liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the Target Fund’s books as liability reserves; (ii) discharge its unpaid liabilities on its books at the Closing Date (as such term is defined in Section 3), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to the Closing Date and through the final taxable year ending with the Target Fund’s complete liquidation; and (iii) pay such contingent liabilities, if any, as the officers of FSS, on behalf of the Target Fund, shall reasonably deem to exist against the Target Fund at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Target Fund’s books (such assets hereinafter “Net Assets”).  The Acquiring Fund shall not assume any liability of the Target Fund, whether accrued or contingent, known or unknown, and FSS, on behalf of the Target Fund shall use its reasonable best efforts to discharge all of the Target Fund’s known liabilities so far as may be possible, from the cash, bank deposits and cash equivalent securities described above.

(b)        Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties herein contained, and in consideration of such sale, conveyance, transfer, and delivery, FSS, on behalf of the Acquiring Fund, agrees at the Closing to deliver to the Target Fund the number of Acquiring Fund Shares, determined by dividing the net asset value per share of each Class A, Class C, Class R, Class R6 and Advisor Class shares of the Target Fund by the net asset value per share each of Class A, Class C, Class R, Class R6 and Advisor Class shares of the Acquiring Fund, respectively, and separately multiplying the result thereof by the number of outstanding Class A, Class C, Class R, Class R6 and Advisor Class shares, respectively, of the Target Fund as of 1:00 p.m., Pacific time, on the Closing Date.  The Acquiring Fund Shares delivered to the Target Fund at the Closing shall have an aggregate net asset value equal to the value of the Target Fund’s Net Assets, all determined as provided in Section 2 of the Plan and as of the date and time specified herein.

(c)        Immediately following the Closing, FSS, on behalf of the Target Fund, shall distribute the Acquiring Fund Shares received by the Target Fund pursuant to this Section 1 to the Target Fund’s shareholders of record so that each shareholder receives full and fractional Acquiring Fund Shares of the corresponding class of the Acquiring Fund equal in value to the full and fractional shares of the Target Fund held by the shareholder as of 1:00 p.m., Pacific time, on the Closing Date.  Such distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund of the type and in the amounts due such shareholders based on their respective holdings in the Target Fund as of 1:00 p.m., Pacific time, on the Closing Date.  Fractional Acquiring Fund Shares shall be carried to the third decimal place.  As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing Target Fund Shares shall be entitled to surrender the same to the transfer agent for the Acquiring Fund in exchange for the number of Acquiring Fund Shares of the same class into which the Target Fund Shares theretofore represented by the certificate or certificates so surrendered shall have been converted.  Until so surrendered, each outstanding certificate, if any, which, prior to the Closing, represented Target Fund Shares shall be deemed for all Acquiring Fund purposes to evidence ownership of the number of Acquiring Fund Shares into which the Target Fund Shares (which prior to the Closing were represented thereby) have been converted.  Certificates for the Acquiring Fund Shares shall not be issued.  After the distribution, the Target Fund shall be dissolved.

(d)               At the Closing, each shareholder of record of the Target Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 6(d) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Target Fund that such person had on such Distribution Record Date.

(e)        All books and records relating to the Target Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the date of the Plan, and shall be turned over to the Acquiring Fund on or prior to the Closing.

2.       Valuation.

(a)        The net asset value per share of the Acquiring Fund Shares and the Target Fund Shares and the value of the Target Fund’s Net Assets to be acquired by the Acquiring Fund hereunder shall in each case be computed as of 1:00 p.m., Pacific time, on the Closing Date, unless on such date: (i) the New York Stock Exchange (“NYSE”) is not open for unrestricted trading; or (ii) the reporting of trading on the NYSE or other relevant market is disrupted; or (iii) any other extraordinary financial event or market condition occurs (each of the events described in (i), (ii) or (iii) are referred to as a “Market Disruption”).  The net asset value per share of the Acquiring Fund Shares and the Target Fund Shares and the value of the Target Fund’s Net Assets shall be computed in accordance with the valuation procedures set forth in the most recent prospectus of the Acquiring Fund and the Target Fund, as amended or supplemented.

(b)        In the event of a Market Disruption on the proposed Closing Date so that an accurate appraisal of the net asset value per share of the Acquiring Fund Shares or Target Fund Shares or the value of the Target Fund’s Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

(c)        All computations of value regarding the net asset value per share of the Acquiring Fund Shares and Target Fund Shares and the value of the Target Fund’s Net Assets shall be made by the administrator to the Funds.

3.       Closing and Closing Date.

The Closing shall take place at the principal office of FSS at 1:00 p.m., Pacific time, on August 26, 2016, or such later date as the officers of FSS may determine (the “Closing Date”).  FSS, on behalf of the Target Fund, shall have provided for delivery as of the Closing those Net Assets to be transferred to the account of the Acquiring Fund’s custodian, The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286.  FSS, on behalf of the Target Fund, shall deliver at the Closing a list of names and addresses of the holders of record of each class of the Target Fund and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, as of 1:00 p.m., Pacific time, on the Closing Date.  FSS, on behalf of the Acquiring Fund, shall provide evidence that such Acquiring Fund Shares have been registered in an account on the books of Acquiring Fund in such manner as the officers of FSS, on behalf of the Target Fund, may reasonably request.

4.       Representations and Warranties.

4.1.      FSS, on behalf of each Fund, represents and warrants that:

(a)        Each Fund is a series of FSS, which was organized as a Delaware statutory trust on January 25, 1991.  FSS is validly existing under the laws of the State of Delaware.  FSS is duly registered under the 1940 Act as an open-end management investment company and each Fund’s shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933 (the “1933 Act”), except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital or obtaining any required initial shareholder approvals.

(b)        FSS is authorized to issue an unlimited number of shares of beneficial interest, without par value, of each Fund.  Each outstanding share of each Fund is fully paid, non-assessable, and has full voting rights, and each Acquiring Fund Share when issued pursuant to and in accordance with the Plan, will be fully paid, non-assessable, and will have full voting rights.  FSS currently issues shares of ten series, including the Funds.  Each Fund currently is divided into five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class shares of beneficial interest.  An unlimited number of shares of beneficial interest has been allocated and designated to each class of each Fund.

(c)        FSS, on behalf of each Fund, is not a party to or obligated under any provision of its Agreement and Declaration of Trust, as amended, or By-laws, as amended, or any contract or any other commitment or obligation and is not subject to any order or decree, that would be violated by its execution of or performance under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by FSS, on behalf of either Fund, of the transactions contemplated by the Plan, except for the registration of Acquiring Fund Shares under the 1933 Act, the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.  The Target Fund has no material contracts or other commitments (other than the Plan or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under the Plan) which will not be terminated by the Target Fund in accordance with their terms at or prior to the Closing Date, or which will result in a penalty or additional fee to be due from or payable by the Target Fund.

(d)               The financial statements appearing in each Fund’s Annual Report to Shareholders for the fiscal year ended April 30, 2016, audited by PricewaterhouseCoopers LLP, and any interim unaudited financial statements, fairly present the financial position of such Fund and the results of such Fund’s operations for periods indicated, in conformity with Generally Accepted Accounting Principles applied on a consistent basis.

(e)        The books and records of each Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of such Fund.

(f)        FSS has elected to treat each Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  Each Fund is a “fund” as defined in Section 851(g)(2) of the Code.  Each Fund has qualified as a RIC for each taxable year since its inception that has ended prior to the Closing Date, and, with respect to the Target Fund, will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date, and, with respect to Acquiring Fund, intends to continue to qualify as a RIC after the Closing Date.  Neither Fund has had any earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply.  Consummation of the transactions contemplated by the Plan will not cause either Fund to fail to be qualified as a RIC as of the Closing Date.

(g)        Neither Fund has any unamortized or unpaid organizational fees or expenses.

(h)        Neither Fund has any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.1(d) hereof and those incurred in the ordinary course of business as an investment company and of a nature and amount similar to, and consistent with, those shown in such financial statements since the dates of those financial statements.

(i)         There is no inter-corporate indebtedness existing between the Target Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

(j)         The registration statement on Form N-14 referred to in Section 5.1(a) hereof (the “Registration Statement”), including any prospectus or statement of additional information contained or incorporated therein by reference and any supplements or amendments thereto, insofar as it relates to the Funds, will, from the effective date of the Registration Statement through the date of the special meeting of the Target Fund’s shareholders (the “Special Meeting”) and on the Closing Date:  (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (ii) not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

(k)        Since April 30, 2016, there has not been any material adverse change in either Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business.

(l)         On the Closing Date, all material Returns (as defined below) of each Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof.  To FSS’s knowledge, no such Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on either Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in each Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements.  As used in this Plan, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, additional tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax.  “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

(m)       All information to be furnished by a Fund for use in preparing any registration statement (including the Registration Statement), proxy statement and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects.

(n)        As of the Closing Date, the Target Fund will not have outstanding any options, warrants, pre-emptive rights or other rights to subscribe for or purchase its shares, except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end management investment company operating under the 1940 Act.

(o)        No consent, approval, authorization or order of any court or governmental authority is required for the consummation by FSS, on behalf of either Fund, of the transactions contemplated by the Plan, except as may otherwise be required under federal or state securities laws or the rules and regulations thereunder.

(p)        There is no material suit, judicial action, or legal or administrative proceeding pending or threatened against FSS, on behalf of either Fund.  FSS, on behalf of either Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund’s business or its ability to consummate the transactions herein contemplated.

(q)        The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of the Board of Trustees of FSS.

(r)         Neither Fund is under jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

4.2.      FSS, on behalf of the Target Fund, represents and warrants that:

(a)        The statement of assets and liabilities to be furnished by FSS, on behalf of the Target Fund, as of 1:00 p.m., Pacific time, on the Closing Date for the purpose of determining the number of the Acquiring Fund Shares to be issued pursuant to Section 1 of the Plan, will accurately reflect the Target Fund’s Net Assets and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)        At the Closing, the Target Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in 4.2(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)        FSS, on behalf of the Target Fund, will declare and pay or cause to be paid a dividend or dividends prior to the Closing Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); and (ii) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

5.       Covenants of FSS.

5.1.      FSS, on behalf of the Acquiring Fund:

(a)        Shall file the Registration Statement with the U.S. Securities and Exchange Commission (“SEC”) and use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable.

(b)        Shall have mailed to each shareholder of record of the Target Fund entitled to vote at the Special Meeting at which action on the Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus/Proxy Statement that complies in all material respects with the applicable provisions of the 1933 Act, Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations thereunder (the “Prospectus/Proxy Statement”).

5.2.      FSS, on behalf of the Target Fund:

(a)        As of the Closing, shall have called and held the Special Meeting to consider and vote upon the Plan, and FSS shall have taken all other actions reasonably necessary to obtain approval of the transactions contemplated herein.

(b)        Shall provide at the Closing:

(1)          A statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund.

(2)          A copy (which may be in electronic form) of the Target Fund’s shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, the backup withholding and nonresident alien withholding certifications, notices or records on file with FSS, with respect to each shareholder, and such information as the Acquiring Fund may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with Target Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related regulations issued by the United States Treasury (“Treasury Regulations”) following the Closing for all of the holders of record of the Target Fund’s shares as of the close of business on the day of valuation as described in Section 2, who are to become holders of the Acquiring Fund Shares as a result of the transfer of assets that is the subject of this Plan (the “Target Fund Shareholder Documentation”).

(3)          A copy of any other Tax books and records of the Target Fund necessary for purposes of preparing any Tax Returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1)) required by law to be filed by the Target Fund after the Closing.

(4)          If requested by the Acquiring Fund, all FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund.

(c)        As promptly as practicable, but in any case within sixty days after the date of Closing, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code.

(d)               Undertakes that it will not acquire Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than Target Fund shareholders.

(e)        Undertakes that, if the Plan is consummated, the Target Fund will liquidate and dissolve.

5.3.      FSS, on behalf of each Fund:

(a)        Covenants to operate the Fund’s business as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise Taxes.

(b)        Subject to the provisions of the Plan, shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Plan.

(c)        Shall file, by the Closing Date, all of the federal and other Tax Returns required by law to be filed on or before such date and all federal and other Taxes shown as due on said Returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(d)        Intends that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.  FSS, on behalf of each Fund, shall not take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

6.       Conditions Precedent to be Fulfilled by FSS, on behalf of the Funds.

The consummation of the Plan hereunder shall be subject to the following respective conditions:

(a)        That all the representations and warranties contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date.

(b)        That the SEC shall have declared effective the Registration Statement, or the Registration Statement shall have become effective pursuant to Rule 488 under the 1933 Act, and shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act.  And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either Fund or would prohibit the transactions contemplated hereby.

(c)        That the Plan and the Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Target Fund at a duly called meeting or any adjournment thereof.

(d)               FSS, on behalf of the Target Fund, shall have declared and paid or cause to have been paid a dividend or dividends prior to the Closing Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); and (ii) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

(e)        That all required consents of other parties and all other consents, orders, and permits of federal, state and local authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of material adverse effect on the assets and properties of the Target Fund or the Acquiring Fund.

(f)        That there shall be delivered to FSS an opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to FSS, to the effect that:

(1)          Each Fund is a series of FSS and that FSS is a validly existing statutory trust in good standing under the laws of the State of Delaware;

(2)          FSS is an open-end management investment company registered as such under the 1940 Act;

(3)          The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary statutory trust action on the part of FSS, on behalf of each Fund;

(4)          FSS, on behalf of each Fund, is authorized to issue an unlimited number of shares of beneficial interest, without par value; and

(5)          Acquiring Fund Shares to be issued pursuant to the terms of the Plan have been duly authorized and, when issued and delivered as provided in the Plan and the Registration Statement, will have been validly issued and fully paid and will be non-assessable by FSS, on behalf of the Acquiring Fund.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of FSS with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of FSS.

(g)        That there shall be delivered to FSS, on behalf of each Fund, an opinion in form and substance satisfactory to it, from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to FSS, to the effect that, provided the transaction contemplated hereby is carried out in accordance with the Plan, and the laws of the State of Delaware, and based upon certificates of the officers of FSS, on behalf of each Fund, with regard to matters of fact:

(1)          The acquisition by the Acquiring Fund of substantially all of the assets of the Target Fund as provided for herein in exchange solely for the Acquiring Fund Shares followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(2)          No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code;

(3)          No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for the Acquiring Fund Shares pursuant to Section 1032(a) of the Code;

(4)          No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation pursuant to Section 361(c)(1) of the Code;

(5)          The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of these assets in the hands of the Target Fund immediately prior to the Reorganization pursuant to Section 362(b) of the Code;

(6)          The holding periods of the assets of the Target Fund received by the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code;

(7)          No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their Target Fund Shares solely for the Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code;

(8)          The aggregate tax basis of the Acquiring Fund Shares to be received by each Target Fund shareholder (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

(9)          The holding period of the Acquiring Fund Shares to be received by each Target Fund shareholder (including fractional shares to which they may be entitled) will include the holding period of the Target Fund Shares surrendered in exchange therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the effective date of the Reorganization pursuant to Section 1223(1) of the Code;

(10)        The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations) the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund, or any Shareholder of the Target Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

(h)        That the Acquiring Fund’s Prospectus contained in the Registration Statement with respect to Acquiring Fund Shares to be delivered to Target Fund shareholders in accordance with the Plan shall be effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(i)         That the Acquiring Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each holder of the Target Fund Shares.

(j)         The Target Fund will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) the Target Fund Shareholder Documentation, (3) if requested by FSS, on behalf of the Acquiring Fund, all workpapers and supporting statements related to ASC 740-10-25 (formerly, FIN 48) pertaining to the Target Fund, (4) the Tax books and records of the Target Fund for purposes of preparing any Returns required by law to be filed for Tax periods ending after the Closing Date, and (5) a statement of earnings and profits as provided in Section 5.2(c).

7.       Expenses.

The expenses of entering into and carrying out the provisions of the Plan shall be borne as follows: each Fund will pay 25% of the costs of the Reorganization.  FAV, the investment manager for the Target Fund and the Acquiring Fund, will pay 50% of the costs of the Reorganization.

8.       Termination; Postponement; Waiver; Order.

(a)        Anything contained in the Plan to the contrary notwithstanding, the Plan may be terminated and the Reorganization abandoned at any time prior (whether before or after approval thereof by the shareholders of the Target Fund) to the Closing, or the Closing may be postponed by FSS, on behalf of either Fund, if any condition of its obligations set forth in Section 6 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met by the scheduled Closing.

(b)        If the transactions contemplated by the Plan have not been consummated by June 30, 2017, the Plan shall automatically terminate on that date, unless a later date is set to by officers of FSS.

(c)        In the event of termination of the Plan prior to its consummation, pursuant to the provisions hereof, the Plan shall become void and have no further effect, and neither FSS, nor the Funds, nor their trustees, officers, agents or shareholders shall have any liability in respect of the Plan, but all expenses incidental to the preparation and carrying out of the Plan shall be paid as provided in Section 7 hereof.

(d)               At any time prior to the Closing, any of the terms or conditions of the Plan may be waived by FSS if, in the judgment of its officers, such action or waiver will not have a material adverse effect on the benefits intended under the Plan to the Funds’ shareholders.

(e)        The representations and warranties contained in Section 4 hereof shall expire with and be terminated by the Plan on the Closing Date, and neither FSS nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.

(f)        If any order of the SEC with respect to the Plan shall be issued prior to the Closing that imposes any term or condition that is determined by action of the Board of Trustees of FSS, on behalf of either Fund, to be acceptable, such term or condition shall be binding as if it were a part of the Plan without a vote or approval of the shareholders of the Target Fund; provided that, if such term or condition would result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Target Fund, and such term or condition had not been included in the Prospectus/Proxy Statement or other proxy solicitation material furnished to the shareholders of the Target Fund prior to the Special Meeting, the Plan shall not be consummated and shall terminate unless FSS, on behalf of the Target Fund, promptly calls a special meeting of the Target Fund’s shareholders at which such condition shall be submitted for approval.

9.       Cooperation and Exchange of Information; Reporting Responsibility.

(a)        Any reporting responsibility of FSS, on behalf of the Target Fund, is and shall remain the responsibility of the Target Fund, up to and including the Closing Date, and such later date on which the Target Fund is liquidated including, without limitation, responsibility for (i) preparing and filing Tax Returns relating to Tax periods ending on or prior to the date of Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local Tax authorities or any other relevant regulatory authority, except as otherwise mutually agreed by the parties.

(b)        After the Closing Date, FSS, on behalf of the Target Fund, shall or shall cause its agents to prepare any federal, state or local Tax Returns, including any Forms 1099, required to be filed by FSS with respect to the Target Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax Returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

10.     Liability of the Target Fund and the Acquiring Fund.

(a)        FSS acknowledges and agrees that all obligations on behalf of a Fund under the Plan are binding only with respect to that Fund; any liability of FSS, on behalf of a Fund, under the Plan or in connection with the transactions contemplated herein shall be discharged only out of the assets of that Fund; and that neither FSS nor a Fund shall seek satisfaction of any such obligation or liability from the shareholders of a Fund, the trustees, officers, employees or agents of FSS, or any of them.

 11.    Entire Agreement and Amendments.

The Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by the Plan other than those set forth herein or herein provided for.  The Plan may be amended only by mutual consent of the parties in writing.  Neither the Plan nor any interest herein may be assigned without the prior written consent of the other party.

12.     Counterparts.

The Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

13.     Governing Law.

The Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

14.     Headings.

The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

[Signature Page Follows]

IN WITNESS WHEREOF, FSS, on behalf of each Fund, has caused the Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

FRANKLIN STRATEGIC SERIES, on behalf of FRANKLIN FLEX CAP GROWTH FUND
By:	Name: Title:

FRANKLIN STRATEGIC SERIES, on behalf of FRANKLIN GROWTH OPPORTUNITIES FUND
By:	Name: Title:

With respect to Section 7 of the Plan only: FRANKLIN ADVISERS, INC.
By:	Name: Title:

Exhibit B

FINANCIAL HIGHLIGHTS OF THE FLEX CAP FUND AND OPPORTUNITIES FUND

Financial Highlights of the Flex Cap Fund

The Financial Highlights present the Flex Cap Fund’s financial performance for the six month period ended October 31, 2015 and the preceding five fiscal years.  Certain information reflects financial results for a single Fund share.  The total returns represent the rate that an investor would have earned or lost on an investment in the Flex Cap Fund assuming reinvestment of dividends and capital gains.  Except for the six month period ended October 31, 2015, this information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Flex Cap Fund’s financial statements, are included in the Flex Cap Fund’s annual report to shareholders, which is available upon request.

Financial Highlights
Franklin Flex Cap Growth Fund
	Six Months Ended
	October 31, 2015			Year Ended April 30,
	(unaudited)		2015	2014	2013		2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$51.56		$53.93	$51.21	$51.12		$52.42	$43.55
Income from investment operations[a]:
Net investment income (loss)[b]	(0.13)		(0.21)	(0.16)	0.04	[c]	(0.05)	(0.11)
Net realized and unrealized gains (losses)	0.53		6.87	11.51	1.69		0.67	8.98
Total from investment operations	0.40		6.66	11.35	1.73		0.62	8.87
Less distributions from:
Net investment income	—		—	—	(0.01)		—	—
Net realized gains	—		(9.03)	(8.63)	(1.63)		(1.92)	—
Total distributions	—		(9.03)	(8.63)	(1.64)		(1.92)	—
Net asset value, end of period	$51.96		$51.56	$53.93	$51.21		$51.12	$52.42

Total return[d]	0.78%		13.59%	22.31%	3.70%		1.86%	20.37%

Ratios to average net assets[e]
Expenses	0.94	%f	0.94%[f,g]	0.97%[f,g]	0.99%		0.98%	0.98%
Net investment income (loss)	(0.49)%		(0.38)%	(0.27)%	0.09	%c	(0.10)%	(0.23)%

Supplemental data
Net assets, end of period (000’s)	$2,213,861		$2,245,756	$2,171,053	$2,080,349		$2,094,119	$2,233,642
Portfolio turnover rate	36.35%		74.72%	41.08%	63.09%		49.59%	51.32%

a    The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b    Based on average daily shares outstanding.

c    Net investment income per share includes approximately $0.07 per share received in the form of special dividends.  Excluding these amounts, the ratio of net investment income to average net assets would have been (0.06)%.

d    Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e    Ratios are annualized for periods less than one year.

f     Benefit of waiver and payments by affiliates rounds to less than 0.01%.

g    Benefit of expense reduction rounds to less than 0.01%.

Franklin Flex Cap Growth Fund (continued)
	Six Months Ended
	October 31, 2015			Year Ended April 30,
	(unaudited)		2015	2014	2013		2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$43.10		$46.79	$45.70	$46.14		$47.88	$40.08
Income from investment operations[a]:
Net investment income (loss)[b]	(0.27)		(0.53)	(0.52)	(0.29)[c]		(0.37)	(0.41)
Net realized and unrealized gains (losses)	0.44		5.87	10.24	1.48		0.55	8.21
Total from investment operations	0.17		5.34	9.72	1.19		0.18	7.80
Less distributions from net realized gains	—		(9.03)	(8.63)	(1.63)		(1.92)	—
Net asset value, end of period	$43.27		$43.10	$46.79	$45.70		$46.14	$47.88

Total return[d]	0.39%		12.76%	21.38%	2.92%		1.10%	19.46%

Ratios to average net assets[e]
Expenses	1.69	%f	1.69%[f,g]	1.72%[f,g]	1.74%		1.73%	1.73%
Net investment income (loss)	(1.24)%		(1.13)%	(1.02)%	(0.66	)%c	(0.85)%	(0.98)%

Supplemental data
Net assets, end of period (000’s)	$363,655		$363,532	$348,040	$298,253		$323,249	$352,282
Portfolio turnover rate	36.35%		74.72%	41.08%	63.09%		49.59%	51.32%

a      The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b      Based on average daily shares outstanding.

c      Net investment income per share includes approximately $0.07 per share received in the form of special dividends.  Excluding these amounts, the ratio of net investment income to average net assets would have been (0.81)%.

d      Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e      Ratios are annualized for periods less than one year.

f       Benefit of waiver and payments by affiliates rounds to less than 0.01%.

g      Benefit of expense reduction rounds to less than 0.01%.

Franklin Flex Cap Growth Fund (continued)
	Six Months Ended
	October 31, 2015			Year Ended April 30,
	(unaudited)		2015	2014	2013		2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$49.22		$51.99	$49.74	$49.82		$51.27	$42.70
Income from investment operations[a]:
Net investment income (loss)[b]	(0.19)		(0.32)	(0.28)	(0.08)[c]		(0.16)	(0.21)
Net realized and unrealized gains (losses)	0.51		6.58	11.16	1.63		0.63	8.78
Total from investment operations	0.32		6.26	10.88	1.55		0.47	8.57
Less distributions from net realized gains	—		(9.03)	(8.63)	(1.63)		(1.92)	—
Net asset value, end of period	$49.54		$49.22	$51.99	$49.74		$49.82	$51.27

Total return[d]	0.65%		13.31%	22.01%	3.43%		1.60%	20.07%

Ratios to average net assets[e]
Expenses	1.19	%f	1.19%[f,g]	1.22%[f,g]	1.24%		1.23%	1.23%
Net investment income (loss)	(0.74)%		(0.63)%	(0.52)%	(0.16	)%c	(0.35)%	(0.48)%

Supplemental data
Net assets, end of period (000’s)	$37,426		$45,269	$56,274	$63,134		$76,340	$72,532
Portfolio turnover rate	36.35%		74.72%	41.08%	63.09%		49.59%	51.32%

a      The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b      Based on average daily shares outstanding.

c      Net investment income per share includes approximately $0.07 per share received in the form of special dividends.  Excluding these amounts, the ratio of net investment income to average net assets would have been (0.31)%.

d      Total return is not annualized for periods less than one year.

e      Ratios are annualized for periods less than one year.

f       Benefit of waiver and payments by affiliates rounds to less than 0.01%.

g      Benefit of expense reduction rounds to less than 0.01%.

Franklin Flex Cap Growth Fund (continued)
	Six Months Ended
	October 31, 2015	Year Ended April 30,
	(unaudited)	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$53.67	$55.54	$51.70
Income from investment operations[b]:
Net investment income (loss)[c]	(0.01)	0.06	0.11
Net realized and unrealized gains (losses)	0.55	7.10	12.36
Total from investment operations	0.54	7.16	12.47
Less distributions from net realized gains	—	(9.03)	(8.63)
Net asset value, end of period	$54.21	$53.67	$55.54

Total return[d]	1.01%	14.12%	24.32%

Ratios to average net assets[e]
Expenses[f]	0.48%	0.48%[g]	0.48%[g]
Net investment income (loss)	(0.03)%	0.08%	0.22%

Supplemental data
Net assets, end of period (000’s)	$200,083	$295,822	$376,607
Portfolio turnover rate	36.35%	74.72%	41.08%

a      For the period May 1, 2013 (effective date) to April 30, 2014.

b      The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c      Based on average daily shares outstanding.

d      Total return is not annualized for periods less than one year.

e      Ratios are annualized for periods less than one year.

f       Benefit of waiver and payments by affiliates rounds to less than 0.01%.

g      Benefit of expense reduction rounds to less than 0.01%.

Franklin Flex Cap Growth Fund (continued)
	Six Months Ended
	October 31, 2015			Year Ended April 30,
	(unaudited)		2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$53.38		$55.40	$52.29	$52.12	$53.26	$44.14
Income from investment operations[a]:
Net investment income (loss)[b]	(0.07)		(0.08)	0.03	0.18 [c]	0.07	0.01
Net realized and unrealized gains (losses)	0.56		7.09	11.71	1.71	0.71	9.11
Total from investment operations	0.49		7.01	11.74	1.89	0.78	9.12
Less distributions from:
Net investment income	—		—	—	(0.09)	—	—
Net realized gains	—		(9.03)	(8.63)	(1.63)	(1.92)	—
Total distributions	—		(9.03)	(8.63)	(1.72)	(1.92)	—
Net asset value, end of period	$53.87		$53.38	$55.40	$52.29	$52.12	$53.26

Total return[d]	0.92%		13.88%	22.63%	3.94%	2.13%	20.66%

Ratios to average net assets[e]
Expenses	0.69	%f	0.69%[f,g]	0.72%[f,g]	0.74%	0.73%	0.73%
Net investment income (loss)	(0.24)%		(0.13)%	(0.02)%[h]	0.34%[c]	0.15%	0.02%

Supplemental data
Net assets, end of period (000’s)	$367,234		$393,961	$329,671	$836,225	$1,162,624	$1,233,168
Portfolio turnover rate	36.35%		74.72%	41.08%	63.09%	49.59%	51.32%

a      The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b      Based on average daily shares outstanding.

c      Net investment income per share includes approximately $0.07 per share received in the form of special dividends.  Excluding these amounts, the ratio of net investment income to average net assets would have been 0.19%.

d      Total return is not annualized for periods less than one year.

e      Ratios are annualized for periods less than one year.

f       Benefit of waiver and payments by affiliates rounds to less than 0.01%.

g      Benefit of expense reduction rounds to less than 0.01%.

h      Ratio is calculated based on the Fund level net investment income, as reflected in the Statement of Operations, and adjusted for class specific expenses.  The amount may not correlate with the per share amount due to the timing of income earned and/or fluctuating fair value of the investments of the Fund in relation to the timing of sales and repurchases of Fund shares.

Financial Highlights of the Opportunities Fund

The Financial Highlights present the Opportunities Fund’s financial performance for the six month period ended October 31, 2015 and the preceding five fiscal years.  Certain information reflects financial results for a single Fund share.  The total returns represent the rate that an investor would have earned or lost on an investment in the Opportunities Fund assuming reinvestment of dividends and capital gains.  Except for the six month period ended October 31, 2015, this information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Opportunities Fund’s financial statements, are included in the Opportunities Fund’s annual report to shareholders, which is available upon request.

Financial Highlights
Franklin Growth Opportunities Fund
	Six Months Ended
	October 31, 2015				Year Ended April 30,
	(unaudited)		2015		2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$33.13		$28.48		$24.29	$23.02	$24.28	$19.59
Income from investment operations[a]:
Net investment income (loss)[b]	(0.11)		(0.19)		(0.19)	(0.12)	(0.16)	(0.15)
Net realized and unrealized gains (losses)	0.26		5.50		5.11	1.95	0.40	4.84
Total from investment operations	0.15		5.31		4.92	1.83	0.24	4.69
Less distributions from net realized gains	—		(0.66)		(0.73)	(0.56)	(1.50)	—
Net asset value, end of period	$33.28		$33.13		$28.48	$24.29	$23.02	$24.28

Total return[c]	0.45%		18.87%		20.26%	8.29%	1.90%	23.94%

Ratios to average net assets[d]
Expenses	1.09	%e	1.18	%e	1.17%[e,f]	1.25%	1.28%	1.28%
Net investment income (loss)	(0.63)%		(0.59)%		(0.70)%	(0.56)%	(0.71)%	(0.73)%

Supplemental data
Net assets, end of period (000’s)	$562,166		$457,619		$349,343	$213,639	$209,382	$211,435
Portfolio turnover rate	11.25%		40.64%		36.64%	58.76%	63.57%	69.74%

a      The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b      Based on average daily shares outstanding.

c      Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d      Ratios are annualized for periods less than one year.

e      Benefit of waiver and payments by affiliates rounds to less than 0.01%.

f       Benefit of expense reduction rounds to less than 0.01%.

Franklin Growth Opportunities Fund (continued)
	Six Months Ended
	October 31, 2015				Year Ended April 30,
	(unaudited)		2015		2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$29.27		$25.41		$21.89	$20.95	$22.40	$18.20
Income from investment operations[a]:
Net investment income (loss)[b]	(0.20)		(0.36)		(0.35)	(0.26)	(0.29)	(0.27)
Net realized and unrealized gains (losses)	0.23		4.88		4.60	1.76	0.34	4.47
Total from investment operations	0.03		4.52		4.25	1.50	0.05	4.20
Less distributions from net realized gains	—		(0.66)		(0.73)	(0.56)	(1.50)	—
Net asset value, end of period	$29.30		$29.27		$25.41	$21.89	$20.95	$22.40

Total return[c]	0.10%		18.04%		19.42%	7.47%	1.24%	23.08%

Ratios to average net assets[d]
Expenses	1.82	%e	1.88	%e	1.87%[e,f]	1.97%	1.99%	1.98%
Net investment income (loss)	(1.36)%		(1.29)%		(1.40)%	(1.28)%	(1.42)%	(1.43)%

Supplemental data
Net assets, end of period (000’s)	$145,432		$110,513		$85,883	$51,719	$50,453	$56,658
Portfolio turnover rate	11.25%		40.64%		36.64%	58.76%	63.57%	69.74%

a      The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b      Based on average daily shares outstanding.

c      Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d      Ratios are annualized for periods less than one year.

e      Benefit of waiver and payments by affiliates rounds to less than 0.01%.

f       Benefit of expense reduction rounds to less than 0.01%.

Franklin Growth Opportunities Fund (continued)
	Six Months Ended
	October 31, 2015				Year Ended April 30,
	(unaudited)		2015		2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$32.10		$27.67		$23.67	$22.49	$23.81	$19.25
Income from investment operations[a]:
Net investment income (loss)[b]	(0.14)		(0.24)		(0.24)	(0.17)	(0.20)	(0.19)
Net realized and unrealized gains (losses)	0.26		5.33		4.97	1.91	0.38	4.75
Total from investment operations	0.12		5.09		4.73	1.74	0.18	4.56
Less distributions from net realized gains	—		(0.66)		(0.73)	(0.56)	(1.50)	—
Net asset value, end of period	$32.22		$32.10		$27.67	$23.67	$22.49	$23.81

Total return[c]	0.37%		18.63%		19.99%	8.03%	1.73%	23.69%

Ratios to average net assets[d]
Expenses	1.32	%e	1.38	%e	1.37%[e,f]	1.47%	1.49%	1.48%
Net investment income (loss)	(0.86)%		(0.79)%		(0.90)%	(0.78)%	(0.92)%	(0.93)%

Supplemental data
Net assets, end of period (000’s)	$45,222		$48,266		$42,953	$34,399	$33,783	$29,053
Portfolio turnover rate	11.25%		40.64%		36.64%	58.76%	63.57%	69.74%

a      The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b      Based on average daily shares outstanding.

c      Total return is not annualized for periods less than one year.

d      Ratios are annualized for periods less than one year.

e      Benefit of waiver and payments by affiliates rounds to less than 0.01%.

f       Benefit of expense reduction rounds to less than 0.01%.

Franklin Growth Opportunities Fund (continued)
	Six Months Ended
	October 31, 2015	Year Ended April 30,
	(unaudited)	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$35.09	$29.98	$24.99
Income from investment operations[b]:
Net investment income (loss)[c]	(0.03)	(0.03)	(0.07)
Net realized and unrealized gains (losses)	0.28	5.80	5.79
Total from investment operations	0.25	5.77	5.72
Less distributions from net realized gains	—	(0.66)	(0.73)
Net asset value, end of period	$35.34	$35.09	$29.98

Total return[d]	0.71%	19.47%	22.90%

Ratios to average net assets[e]
Expenses[f]	0.65%	0.68%	0.71%[g]
Net investment income (loss)	(0.19)%	(0.09)%	(0.24)%

Supplemental data
Net assets, end of period (000’s)	$244,584	$246,911	$180,843
Portfolio turnover rate	11.25%	40.64%	36.64%

a      For the year May 1, 2013 (effective date) to April 30, 2014.

b      The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c      Based on average daily shares outstanding.

d      Total return is not annualized for periods less than one year.

e      Ratios are annualized for periods less than one year.

f       Benefit of waiver and payments by affiliates rounds to less than 0.01%.

g      Benefit of expense reduction rounds to less than 0.01%.

Franklin Growth Opportunities Fund (continued)
	Six Months Ended
	October 31, 2015				Year Ended April 30,
	(unaudited)		2015		2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$34.96		$29.93		$25.43	$23.99	$25.16	$20.24
Income from investment operations[a]:
Net investment income (loss)[b]	(0.06)		(0.10)		(0.13)	(0.06)	(0.10)	(0.09)
Net realized and unrealized gains (losses)	0.27		5.79		5.36	2.06	0.43	5.01
Total from investment operations	0.21		5.69		5.23	2.00	0.33	4.92
Less distributions from net realized gains	—		(0.66)		(0.73)	(0.56)	(1.50)	—
Net asset value, end of period	$35.17		$34.96		$29.93	$25.43	$23.99	$25.16

Total return[c]	0.60%		19.23%		20.58%	8.62%	2.20%	24.31%

Ratios to average net assets[d]
Expenses	0.82	%e	0.88	%e	0.87%[e,f]	0.97%	0.99%	0.98%
Net investment income (loss)	(0.36)%		(0.29)%		(0.40)%	(0.28)%	(0.42)%	(0.43)%

Supplemental data
Net assets, end of period (000’s)	$280,006		$269,887		$224,469	$182,954	$154,708	$172,528
Portfolio turnover rate	11.25%		40.64%		36.64%	58.76%	63.57%	69.74%

a      The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b      Based on average daily shares outstanding.

c      Total return is not annualized for periods less than one year.

d      Ratios are annualized for periods less than one year.

e      Benefit of waiver and payments by affiliates rounds to less than 0.01%.

f       Benefit of expense reduction rounds to less than 0.01%.

EXHIBIT C

PRINCIPAL HOLDERS OF SECURITIES

Flex Cap Fund:

Name and Address	Share Class	Percentage (%)
Edward Jones & Co. For the benefit of (“FBO”) Customers 12555 Manchester Road Saint Louis, MO 63131-3710	A	30.741
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	A	5.876
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr.E Jacksonville, FL 32246-6486	A	7.367
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	C	9.583
National Financial Services LLC FBO Exclusive Benefit of Our Customers Attn: Mutual Fund Department, 4th Flr. 499 Washington Blvd. Jersey City, NJ 07310-1995	C	6.723
LPL Financial FBO Customer Accounts Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	C	5.125
First Clearing LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	C	6.269
Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	C	6.061
American United Life Insurance Company FBO Group Retirement Annuity Separate Accounts PO Box 368 Indianapolis, IN 46206-0368	R	7.786
Transamerica Financial Life Insurance Company 440 Mamaroneck Ave Harrison, NY 10528	R	8.486
Transamerica Life Insurance Company 440 Mamaroneck Ave Harrison, NY 10528	R	30.118
FT Corefolio Allocation Fund F/T Fund Allocator Series C/O Fund Accounting 500 E Broward Blvd. Fort Lauderdale, FL 33394-3000	R6	92.193
Merrill Lynch Pierce Fenner & Smith For Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	R6	7.363
Corefolio FT 529 College Savings Plan C/O Fund Accounting 300 SE 2nd St., FL 8 Fort Lauderdale, FL 33301-1965	Advisor	15.044
Growth FT 529 College Savings Plan C/O Fund Accounting 300 SE 2nd St., FL 8 Fort Lauderdale, FL 33301-1965	Advisor	6.585
Age Newborn-8 Years FT 529 College Savings Plan C/O Fund Accounting 300 SE 2nd St., FL 8 Fort Lauderdale, FL 33301-1965	Advisor	13.794
Age 9-12 Years FT 529 College Savings Plan C/O Fund Accounting 300 SE 2nd St., FL 8 Fort Lauderdale FL 33301-1965	Advisor	15.397
Age 13-16 Years FT 529 College Savings Plan C/O Fund Accounting 300 SE 2nd St., FL 8 Fort Lauderdale, FL 33301-1965	Advisor	8.960

C-1

Opportunities Fund:

Name and Address	Share Class	Percentage (%)
Edward Jones & Co. FBO Customers 12555 Manchester Road Saint Louis, MO 63131-3710	A	30.741
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	A	5.876
Merrill Lynch Pierce Fenner & Smith The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E Jacksonville, FL 32246-6486	A	7.367
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	C	9.583
National Financial Services LLC FBO Exclusive Benefit of Our Customers Attn: Mutual Fund Department, 4th Flr. 499 Washington Blvd. Jersey City, NJ 07310-1995	C	6.723
LLP Financial FBO Customer Accounts Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	C	5.125
First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, Mo 63103-2523	C	6.269
Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy. St Petersburg, FL 33716-1102	C	6.061
American United Life Insurance Company FBO Group Retirement Annuity Separate Accounts PO Box 368 Indianapolis, IN 46206-0368	R	7.786
Transamerica Financial Life Insurance Company 440 Mamaroneck Ave. Harrison, NY 10528	R	8.486
Transamerica Life Insurance Company 440 Mamaroneck Ave. Harrison, NY 10528	R	30.118
FT Corefolio Allocation Fund F/T Fund Allocator Series C/O Fund Accounting 500 E Broward Blvd. Fort Lauderdale, FL 33394-3000	R6	92.193
Merrill Lynch Pierce Fenner & Smith For Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	R6	7.363
Corefolio FT 529 College Savings Plan C/O Fund Accounting 300 SE 2nd St., FL 8 Fort Lauderdale, FL 33301-1965	Advisor	15.044
Growth FT 529 College Savings Plan C/O Fund Accounting 300 SE 2nd St., FL 8 Fort Lauderdale, FL 33301-1965	Advisor	6.585
Age Newborn-8 Years FT 529 College Savings Plan C/O Fund Accounting 300 SE 2nd St., FL 8 Fort Lauderdale, FL 33301-1965	Advisor	13.794
Age 9-12 Years FT 529 College Savings Plan C/O Fund Accounting 300 SE 2nd St., FL 8 Fort Lauderdale, FL 33301-1965	Advisor	15.397
Age 13-16 Years FT 529 College Savings Plan C/O Fund Accounting 300 SE 2nd St., FL 8 Fort Lauderdale, FL 33301-1965	Advisor	8.960

C - 2

EXHIBIT D

Growth Opportunities Fund Prospectus dated September 1, 2015

           The prospectus of the Opportunities Fund dated September 1, 2015, as supplemented to date, is part of this Prospectus/Proxy Statement and will be included in the proxy mailing to all shareholders of record of the Flex Cap Fund and is incorporated by reference from the electronic filing on Form N‑1A made by the Opportunities Fund on August 27, 2015 under Accession No. 0001379491-15-000928.

D-1

PROXY TABULATOR                                                       EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PO BOX 55909

BOSTON, MA 02205-5909

Vote by Internet

Please go to the electronic voting site at

www.2voteproxy.com/ft. Follow the on-line instructions.  If you vote by internet, you do not have to return your Ballot.

Vote by Telephone

Please call us toll-free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your Ballot.

Vote by Mail

Mark, sign and date your Ballot and return it promptly in the envelope provided.

Please ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY                                                                                                                                                                                                                                                                                                                                                                                                                  PROXY

FRANKLIN FLEX CAP GROWTH FUND

a series of Franklin Strategic Series

SPECIAL MEETING OF SHAREHOLDERS

August 5, 2016

The undersigned hereby revokes all previous proxies for his/her shares of the Franklin Flex Cap Growth Fund (the “Flex Cap Fund”) and appoints Craig S. Tyle, Alison Baur, Steven J. Gray, Karen L. Skidmore and Navid J. Tofigh, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Flex Cap Fund that the undersigned is entitled to vote at the Flex Cap Fund’s Special Meeting of Shareholders (“Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906, at 2:00 p.m., Pacific time on August 5, 2016 including any postponements or adjournments thereof, upon the matter set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees of the Franklin Strategic Series on behalf of the Flex Cap Fund.  It will be voted as specified.  If no specification is made, this proxy shall be voted FOR the proposal to approve a plan of reorganization involving the reorganization of the Flex Cap Fund into the Franklin Growth Opportunities Fund.  If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY.  THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

Note:  Please sign exactly as your name appears on the proxy.                    ___________________________________

 If signing for estates, trusts or corporations, your title or capacity           Signature

 should be stated.  If shares are held jointly, one or more joint                  ___________________________________

 owners should sign personally.                                                                         Signature (if held jointly)

                ___________________________________

                Date

(Please see reverse side)

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on August 5, 2016

The Proxy Statement for this Meeting is available at: www.2voteproxy.com/ft

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL 1.

Please fill in the box(es) as shown using black or blue ink or a No. 2 pencil. Please do not use a fine point pen.  [X]

	FOR	AGAINST	ABSTAIN
1. To approve a plan of reorganization between the Franklin Flex Cap Growth Fund and the Franklin Growth Opportunities	☐	☐	☐

IMPORTANT:  PLEASE SIGN AND MAIL IN YOUR PROXY TODAY

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

PART B

STATEMENT OF ADDITIONAL INFORMATION

FOR

FRANKLIN GROWTH OPPORTUNITIES FUND,

a series of

FRANKLIN STRATEGIC SERIES

Dated May 27, 2016

Acquisition of Substantially All of the Assets of:

FRANKLIN FLEX CAP GROWTH FUND

(a series of Franklin Strategic Series)

By and in exchange for shares of

FRANKLIN GROWTH OPPORTUNITIES FUND

(a series of Franklin Strategic Series)

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of substantially all of the assets of Franklin Flex Cap Growth Fund (the “Flex Cap Fund”) by and in exchange for Class A, Class C, Class R, Class R6, and Advisor Class shares of Franklin Growth Opportunities Fund (the “Opportunities Fund,” and together with the Flex Cap Fund, the “Funds”).

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission, is attached hereto and, except as noted below, is incorporated by reference herein (is legally considered to be part of this SAI):

1.      Statement of Additional Information of the Funds dated September 1, 2015 as supplemented to date (previously filed on EDGAR, Accession No. 0001379491-15-000928, as amended by the electronic filing on November 2, 2015, Accession No. 0000856119-15-000036).

2.      Annual Report of the Funds for the fiscal year ended April 30, 2015 (previously filed on EDGAR, Accession No. 0000872625-15-000019).  Only the audited financial statements and related report of the independent registered public accounting firm included in the Annual Report are incorporated herein by reference, and no other parts of the Annual Report are incorporated herein by reference.

3.      Semi-Annual Report of the Funds for the semi-annual period ended October 31, 2015 (previously filed on EDGAR Accession No. 0000872625-15-000046).  Only the financial statements included in the Semi-Annual Report are incorporated herein by reference, and no other parts of the Semi-Annual Report are incorporated herein by reference.

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This SAI, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated May 27, 2016 relating to the above-referenced transaction and the Special Meeting of Shareholders of the Flex Cap Fund that will be held on August 5, 2016.  You can request a copy of the Prospectus/Proxy Statement by calling (800) DIAL BEN®/(800) 342-5236) or by writing to Franklin Templeton Investments at P.O. Box 997151, Sacramento, CA 95899-7151.

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Pro Forma Financial Information

FRANKLIN FLEX CAP GROWTH FUND

FRANKLIN GROWTH OPPORTUNITIES FUND

PRO FORMA FINANCIAL INFORMATION, OCTOBER 31, 2015

(UNAUDITED)

The following unaudited Pro Forma financial information gives effect to the proposed reorganization (referred to as the “Reorganization” or “Transaction”), accounted as if the Reorganization had occurred as of November 1, 2014.  In addition, the Pro Forma Financial Information has been prepared based upon the proposed fee and expense structure after the Reorganization, as discussed in the combined Prospectus/Proxy Statement.

The Pro Forma financial information has been estimated in good faith based upon information regarding the Franklin Flex Cap Growth Fund and the Franklin Growth Opportunities Fund, each a series of Franklin Strategic Series, for the twelve month period ended October 31, 2015.  The Pro Forma Financial Information should be read in conjunction with the historical financial statements and notes thereto of Franklin Flex Cap Growth Fund and the Franklin Growth Opportunities Fund, which are available in their respective annual and semi–annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

1.  BASIS OF COMBINATION

The unaudited Pro Forma financial information has been prepared to give effect to the proposed Reorganization of the Target Fund into the Acquiring Fund pursuant to a Plan of Reorganization as of the beginning of the period as indicated below in the table.

12 Month Period
Target Fund	Acquiring Fund	Ended
Franklin Flex Cap Growth Fund	Franklin Growth Opportunities Fund	October 31, 2015

The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Reorganization.  The Target Fund and the Acquiring Fund are series of a registered open-end management investment company, Franklin Strategic Series, that issues its shares in separate series.  The Reorganization would be accomplished by the acquisition of substantially all of the Target Fund’s assets by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Target Fund shareholders in complete liquidation of the Target Fund.

It is currently expected that a de minimis (i.e., less than 5%) portion of the Target Fund’s portfolio assets may be sold before the closing of the Reorganization, and approximately 10-15% of the Target Fund’s portfolio assets may be sold after the closing of the Reorganization, as part of a portfolio repositioning and separate from normal portfolio turnover.  The investment manager current expects that the securities to be sold as part of a portfolio repositioning will be those that do not meet the investment manager’s criteria for growth, quality or valuation, or that may be represented by similar names in the Acquiring Fund’s portfolio, and thus would be redundant holdings in the Acquiring Fund after the closing of the Reorganization.  Actual sales will depend on portfolio composition, market conditions and other factors at the time of the Reorganization and thereafter.

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Transaction costs also may be incurred due to the repositioning of the portfolio.  Management believes that these portfolio transaction costs will be immaterial in amount (i.e., less than 0.01% (1 basis point) of net assets).

For more information on the capital gains expected to result from such sales, see the discussion of “Federal Income Tax Consequences of the Transactions—Potential Repositioning of the Flex Cap Fund’s Portfolio Assets” in the Prospectus/Proxy Statement.

2.  SHARES OF BENEFICIAL INTEREST

The table below shows the class and shares that the Target Fund shareholders would have received if the Reorganization were to have taken place on October 31, 2015.

Target Fund Share Class	Target Fund Shares	Acquiring Fund Shares	Acquiring Fund Share Class
Class A	42,605,450	66,522,256	Class A
Class C	8,404,886	12,411,417	Class C
Class R	755,443	1,161,585	Class R
Class R6	3,690,892	5,661,669	Class R6
Advisor Class	6,817,313	10,441,672	Advisor Class

3.  NET ASSETS

The table below shows the net assets of the Target Fund and the Acquiring Fund and Pro Forma combined net assets, assuming all the Reorganization was completed as of October 31, 2015.

Fund	Net Assets
Franklin Flex Cap Growth Fund (Target Fund)	$3,182,258,451
Franklin Growth Opportunities Fund (Acquiring Fund)	$1,277,410,018
Franklin Growth Opportunities Fund (Pro Forma Combined)	$4,459,269,969

4.  PRO FORMA ADJUSTMENTS

The table below reflects adjustments to expenses needed to the pro forma combined Fund as if the Reorganization had taken place on November 1, 2014.  The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and the Acquiring Fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information.  Actual results could differ from those estimates.

Expense	Increase (decrease) in expense	Basis point impact
Management fees	$ 1,616,636	0.036%
Reports to shareholders	(98,019)	(0.002)%
Registration and filing fees	(145,738)	(0.003)%
Professional fees	(32,198)	(0.001)%
Expenses waived/paid by affiliates	(3,638,813)	(0.082)%

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5.  INVESTMENT RESTRICTIONS

None of the securities held by the Target Fund as of the closing date will violate the investment restrictions of the Acquiring Fund.

6.  ACCOUNTING ESTIMATES

The preparation of the Pro Forma Financial Statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the Pro Forma Financial Statements and the amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

7.  REORGANIZATION COSTS

The Target Fund and the Acquiring Fund will each pay 25% of the expenses resulting from their participation in the Reorganization.  The Board of the Trust and Fund management believed that a partial allocation of Transaction expenses to each Fund was appropriate since the Transaction is expected to be beneficial to each Fund and its shareholders.  Franklin Advisers, Inc., each Fund’s investment manager, will pay the remaining 50% of such expenses for the Reorganization.  The total amount of such expenses for the Reorganization is estimated to be $797,000 (or approximately $199,250 for each Fund), not including commissions that would be incurred during the sale of a portion of the Target Fund’s assets as part of a portfolio repositioning and separate from normal portfolio turnover.  The expenses associated with the Reorganization will be allocated in the foregoing manner whether or not the Reorganization is consummated.

8.  ACCOUNTING SURVIVOR

The Acquiring Fund will be the accounting survivor.  The surviving fund will have the lead portfolio manager, investment objective, investment strategy and policies/restrictions of the Acquiring Fund.

9.  CAPITAL LOSS CARRYFORWARD

At October 31, 2015, neither the Target Fund nor the Acquiring Fund had capital loss carryovers.

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